UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]                Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FINANCIAL INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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FINANCIAL INVESTORS TRUST

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (“CompleteCommodities Strategy Fund”)
ALPS | Kotak India Growth Fund
ALPS | Metis Global Micro Cap Value Fund
ALPS | Red Rocks Listed Private Equity Fund
ALPS | WMC Research Value Fund
Clough China Fund
RiverFront Asset Allocation Aggressive (formerly RiverFront Global Growth Fund)
RiverFront Asset Allocation Growth (formerly RiverFront Global Allocation Fund)
RiverFront Asset Allocation Growth & Income
(formerly RiverFront Dynamic Equity Income Fund)
RiverFront Asset Allocation Income & Growth
(formerly RiverFront Conservative Income Builder Fund)
RiverFront Asset Allocation Moderate
(formerly RiverFront Moderate Growth & Income Fund)

(each, a “Fund” and together, the “Funds”)

April 11, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses three proposals to be voted upon by shareholders (the “Shareholders”) of the above-named Funds, each a series of Financial Investors Trust (the “Trust”). Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved each proposal. The Board of Trustees recommends that you vote FOR each proposal.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and ALPS Advisors, Inc. (“ALPS Advisors”), ALPS Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

As discussed in more detail in the enclosed Proxy Statement, on January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), and as a result DST will become an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors. To provide for continuity in the operation of the Funds, you are being asked to approve (1) new investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors and (2) new sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and each of the sub-advisers who currently sub-advise the Funds’ assets (the “Sub-Advisers”).

Under these new agreements, ALPS Advisors and the Sub-Advisers will provide investment advisory services to each Fund on the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives will change as a result of the Transaction. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change. The investment advisory personnel of each of the Sub-Advisers who currently manage the Funds are expected to continue to do so after the closing of the Transaction. In addition, the Board of Trustees will continue in office after the Closing.

The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction will NOT change the names of the Funds, alter the number of shares you own of your Fund, or cause a change to the advisory fees charged to your Fund.

In addition, the Board of Trustees is asking you to approve a proposal to authorize ALPS Advisors to enter into and materially amend sub-advisory agreements for the Funds with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining additional Shareholder approval, subject to receipt by the Trust and ALPS Advisors of exemptive relief from the Securities and Exchange Commission that provides ALPS Advisors such flexibility.

The Board of Trustees recommends that you vote FOR each proposal.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Computershare Fund Services (“Computershare”), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call Computershare at 1-866-875-8613.

Very truly yours,

Edmund J. Burke
Trustee and President

FINANCIAL INVESTORS TRUST

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (“CompleteCommodities Strategy Fund”)
ALPS | Kotak India Growth Fund
ALPS | Metis Global Micro Cap Value Fund
ALPS | Red Rocks Listed Private Equity Fund
ALPS | WMC Research Value Fund
Clough China Fund
RiverFront Asset Allocation Aggressive (formerly RiverFront Global Growth Fund)
RiverFront Asset Allocation Growth (formerly RiverFront Global Allocation Fund)
RiverFront Asset Allocation Growth & Income
(formerly RiverFront Dynamic Equity Income Fund)
RiverFront Asset Allocation Income & Growth
(formerly RiverFront Conservative Income Builder Fund)
RiverFront Asset Allocation Moderate
(formerly RiverFront Moderate Growth & Income Fund)

(each, a “Fund” and together, the “Funds”)

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On
May 31, 2018

1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

To Shareholders of the Funds:

Notice is hereby given that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Funds, each a series of Financial Investors Trust, a Delaware statutory trust (the “Trust”), will be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), 1290 Broadway, Suite 1100, Denver, Colorado, on May 31, 2018 at 10:00 a.m. (Mountain time). At the Meeting, Shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal		Applicable Funds
1.	To approve new investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors.	All Funds
2.	To approve new sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and each of the current sub-advisers of the Funds, as follows:	All Funds
	Clough Capital Partners LP	Clough China Fund

	CoreCommodity Management, LLC	CompleteCommodities Strategy Fund
	Kotak Mahindra Asset Management (Singapore) Pte. Ltd.	ALPS | Kotak India Growth Fund
	Metis Global Partners, LLC	ALPS | Metis Global Micro Cap Value Fund
	Red Rocks Capital LLC	ALPS | Red Rocks Listed Private Equity Fund
	RiverFront Investment Group, LLC	RiverFront Asset Allocation Aggressive RiverFront Asset Allocation Growth RiverFront Asset Allocation Growth & Income RiverFront Asset Allocation Moderate RiverFront Asset Allocation Income & Growth
	Wellington Management Company LLP	ALPS | WMC Research Value Fund
3.

To approve a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

All Funds

The Board of Trustees recommends that you vote FOR each of the proposals.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of one or more of the Funds at the close of business on April 2, 2018 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

YOUR VOTE IS IMPORTANT – PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 31, 2018

The Proxy Statement is available on the internet at https://www.proxy-direct.com/alps-29768.

By order of the Board of Trustees of the Trust, on behalf of the Funds.

Karen S. Gilomen
Secretary
Financial Investors Trust

April 11, 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What is happening with respect to the Transaction?

A.

ALPS Advisors, Inc. (“ALPS Advisors”) serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market and a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), and as a result DST will become an indirect wholly owned subsidiary of SS&C. Completion of the Transaction is subject to a number of conditions. DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

The Transaction, if consummated, will constitute a change of control of ALPS Advisors, which may be deemed to result in an “assignment” of the existing investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors (each an “Existing Advisory Agreement”) and the existing sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and the sub-advisers (the “Sub-Advisers”) who currently sub-advise the Funds (each an “Existing Sub-Advisory Agreement”), resulting in the automatic termination of the Existing Advisory Agreements and Existing Sub-Advisory Agreements in accordance with their terms, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the investment adviser to the Funds and the Sub-Advisers who currently sub-advise the Funds will continue to manage such Funds’ assets as its sub-advisers. Therefore, ALPS Advisors has recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of Financial Investors Trust (the “Trust”) has approved, new investment advisory agreements between the

i

Trust, on behalf of each Fund, and ALPS Advisors (each, a “New Advisory Agreement”) and new sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and the applicable Sub-Adviser (each a “New Sub-Advisory Agreement”). Each New Advisory Agreement and New Sub-Advisory Agreement will have the same terms as the corresponding Existing Advisory Agreement or Existing Sub-Advisory Agreement, in each case but for a new commencement date.

The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each of the Sub-Advisers who currently manage the Funds are expected to continue to do so after the Closing of the Transaction. In addition, the Board of Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of a Sub-Adviser will choose to remain employed by the respective firm before or after the Closing.

In order for ALPS Advisors and each Sub-Adviser to continue to provide advisory services to the Funds following the Closing, and for reasons described in greater detail in this proxy statement, the Board of Trustees recommends that Shareholders of the Funds approve the New Advisory Agreements and New Sub-Advisory Agreements.

The Proxy Statement provides additional information about ALPS Advisors, the Sub-Advisers and the proposals. If Shareholders approve the New Advisory Agreements and New Sub-Advisory Agreements, the effectiveness of such agreements is contingent upon the Closing occurring (and the effectiveness of each Fund’s New Sub-Advisory Agreement is contingent upon that Fund’s New-Advisory Agreement being approved). Each Fund’s New Advisory Agreement and New Sub-Advisory Agreement will become effective upon the later of the Closing or approval of such agreements by Shareholders. If the Transaction is not consummated, the New Advisory Agreements and New Sub-Advisory Agreements will not become effective, and the Existing Advisory Agreements and Existing Sub-Advisory Agreements will remain in effect according to their terms.

The Board of Trustees recommends that you vote FOR the proposals to approve your Fund’s New Advisory Agreement and New Sub-Advisory Agreement.

Q.	Why am I being asked to vote on my Fund’s New Advisory Agreement and New Sub-Advisory Agreement?

A.

As described above, completion of the Transaction may be deemed to result in an “assignment” of your Fund’s Existing Advisory Agreement and the Existing Sub-Advisory Agreements, resulting in the automatic termination of each agreement. The 1940 Act requires that a new advisory agreement (other than an interim advisory agreement, as described below) be approved by the board of trustees and shareholders of a fund in order for it to become effective. To ensure that the operation of your Fund can continue without any interruption and that ALPS Advisors and your Fund’s Sub-Adviser can provide your Fund with the same services that are currently being provided to your Fund, the Board of Trustees recommends that you approve the New Advisory Agreement and New Sub-Advisory Agreement for your Fund.

Q.	How will the Transaction affect me as a Fund Shareholder?

A.

Your Fund and its investment objective(s) and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. The terms of the New Advisory Agreements are the same as the Existing Advisory Agreements and the terms of the New Sub-Advisory Agreements are the same as the Existing Sub-Advisory Agreements, in each case but for the new commencement date. If approved by Shareholders, each New Advisory Agreement and New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rates charged to your Fund under the New Advisory Agreement and the New Sub-Advisory Agreement are the same as under your Fund’s Existing Advisory Agreement and Existing Sub-Advisory Agreement. The Sub-Advisers that currently sub-advise the Funds are expected to continue to sub-advise such Funds after the Closing. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each of the Sub-Advisers who currently manager the Funds are expected to continue to do so after the Closing. In addition, the Board of Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of a Sub-Adviser will choose to remain employed by the respective firm before or after the Closing.

Q.	Will any Fund’s name change?

A.	No. No Fund’s name will change as a result of the Transaction.

Q.	Will there be any Sub-Adviser changes?

A.

No. The Sub-Advisers that currently manage the Funds’ assets are expected to continue to manage such Funds after the Closing pursuant to the same investment objectives and strategies currently in place.

Q.	Will the fee rates payable under my Fund’s New Advisory Agreement and New Sub-Advisory Agreement increase as a result of the Transaction?

A.	No. The proposals to approve the New Advisory Agreements and New Sub-Advisory Agreements do not seek any increase in fee rates.

Q.	What will happen if the Closing occurs before Shareholders of a Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement?

A.

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Advisory Agreement and New Sub-Advisory Agreement prior to the Closing, ALPS Advisors and the Fund’s current Sub-Adviser, will continue to sub-advise the Fund under an interim investment advisory agreement and an interim sub-advisory agreement that have been approved by the Board of Trustees, but must place their compensation for their services during this interim period in escrow, pending Shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement. These interim advisory and sub-advisory agreements allow ALPS Advisors and the Fund’s current Sub-Adviser to continue to manage the Fund for up to 150 days following the Closing while the Fund seeks Shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement. Accordingly, the Board of Trustees urges you to vote without delay in order to avoid potential disruption to your Fund that could occur if Shareholder approval is not obtained in that time and ALPS Advisors and /or the Sub-Adviser are unable to continue to provide advisory services to your Fund.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. The Funds will not bear these costs. ALPS Advisors or its affiliates has agreed to bear any such costs that would otherwise be borne by the Funds.

Q:	Why am I being asked to vote on the Manager of Managers Proposal?

A:

ALPS Advisors and the Trust have applied for exemptive relief from the Securities and Exchange Commission (“SEC”) that, if granted, would provide ALPS Advisors the flexibility to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining approval from Shareholders, which will allow the Funds to avoid the costs and delays associated with holding a Shareholder meeting. This is referred to as “Manager of Managers” relief. However, in order to utilize the relief, Shareholders of a Fund must approve its use for their Fund. If the Manager of Managers Proposal is approved by Shareholders, the effectiveness of such proposal is conditioned upon the receipt of the requested exemptive order. There can be no assurance that the requested exemptive order will be granted. No changes to any Fund’s existing sub-advisory arrangement are proposed, planned or anticipated at this time. If Shareholders approve the Manager of Managers Proposal and the SEC issues the requested exemptive order, in the future if ALPS Advisors and the Board determines that resources of a sub-adviser, or different sub-adviser, would be beneficial for a Fund, your approval of the Manager of Managers Proposal would allow ALPS Advisors to engage that sub-adviser without incurring the costs related to a Shareholder meeting and proxy solicitation. Any appointment of such a sub-adviser is subject to Board approval and you would receive notification of each such engagement.

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on these very important proposals concerning your investment.

Q.	How does the Board of Trustees recommend that I vote?

A.	The Board of Trustees recommends that you vote FOR each of the proposals.

Q.	Who is entitled to vote?

A.	If you owned shares of a Fund as of the close of business on April 2, 2018 (the “Record Date”), you are entitled to vote.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone:	Call the number printed on the enclosed proxy card(s);

By Internet:	Access the website address printed on the enclosed proxy card(s); or

In Person:	Attend the Meeting as described in the Proxy Statement.

Q.	Why might there be more than one proxy card enclosed?

A.

If you own shares of multiple Funds, you will receive a separate proxy card for each applicable Fund. You will be allowed to vote your shares of a Fund only with respect to the approval of that Fund’s new investment advisory and new sub-advisory agreement, and approval of the Manager of Managers Proposal for that Fund.

Q.	What vote is required to approve each proposal?

A.

Approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR each proposal.

v

Q.	May I revoke my proxy?

A.

You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.	How can I obtain a copy of a Fund’s annual report?

A.

If you would like to receive a copy of the latest annual report for any Fund, please call 1-866-759-5679, or write to the Fund, P.O. Box 44386, Denver, Colorado 80201. The report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy solicitor, Computershare Fund Services at 1-866-875-8613.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (“CompleteCommodities Strategy Fund”)
ALPS | Kotak India Growth Fund
ALPS | Metis Global Micro Cap Value Fund
ALPS | Red Rocks Listed Private Equity Fund
ALPS | WMC Research Value Fund
Clough China Fund
RiverFront Asset Allocation Aggressive (formerly RiverFront Global Growth Fund)
RiverFront Asset Allocation Growth (formerly RiverFront Global Allocation Fund)
RiverFront Asset Allocation Growth & Income
(formerly RiverFront Dynamic Equity Income Fund)
RiverFront Asset Allocation Income & Growth
(formerly RiverFront Conservative Income Builder Fund)
RiverFront Asset Allocation Moderate
(formerly RiverFront Moderate Growth & Income Fund)

(each, a “Fund” and together, the “Funds”)

1290 Broadway, Suite 1100
Denver, Colorado 80203

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

to be held on May 31, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Board of Trustees”) of Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the Funds, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Advisors, Inc. (“ALPS Advisors”), 1290 Broadway, Suite 1100, Denver, Colorado on May 31, 2018, at 10:00 a.m. (Mountain time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about April 13, 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Funds and officers, employees and agents of the Funds’ investment adviser, ALPS Advisors, and/or its affiliates and by Computershare Fund Services (“Computershare”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal	Applicable Funds
1. To approve new investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors.	All Funds
2. To approve new sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and each of the current sub-advisers of the Funds, as follows:	All Funds
Clough Capital Partners LP	Clough China Fund
CoreCommodity Management, LLC	CompleteCommodities Strategy Fund
Kotak Mahindra Asset Management (Singapore) Pte. Ltd.	ALPS | Kotak India Growth Fund
Metis Global Partners, LLC	ALPS | Metis Global Micro Cap Value Fund
Red Rocks Capital LLC	ALPS | Red Rocks Listed Private Equity Fund
RiverFront Investment Group, LLC	RiverFront Asset Allocation Aggressive RiverFront Asset Allocation Growth RiverFront Asset Allocation Growth & Income RiverFront Asset Allocation Moderate RiverFront Asset Allocation Income & Growth
Wellington Management Company LLP	ALPS | WMC Research Value Fund

3.   To approve a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

All Funds

The Board of Trustees has set the close of business on April 2, 2018 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. The number of outstanding shares of each class of each Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.”

Copies of the Funds’ annual reports have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual reports. To request a copy of the Proxy Statement or a report, please call 1-866-875-8613 (for proxy materials) or 1-866-759-5679 (for reports), write to the Fund at P.O. Box 44386, Denver, Colorado 80201, or visit the Fund’s website at www.alpsfunds.com. You may also call 1-866-759-5679 for information on how to obtain directions to be able to attend the Meeting in person.

TABLE OF CONTENTS

GENERAL OVERVIEW	1
The Transaction	1
About SS&C	1
Post-Transaction Structure and Operations	2
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS	3
Background	3
The Proposal	3
Board Approval and Recommendation	3
Description of the Existing Advisory Agreements and New Advisory Agreements	4
Interim Advisory Agreements	5
Affiliated Service Providers, Affiliated Brokerage and Other Fees	6
Information About ALPS Advisors and its Affiliates	6
Required Vote	7
PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS	8
Background	8
The Proposal	9
Board Approval and Recommendation	9
Description of the Existing Sub-Advisory Agreements and New Sub-Advisory Agreements	9
Interim Sub-Advisory Agreements	11
Affiliated Service Providers, Affiliated Brokerage and Other Fees	11
Information About the Sub-Advisers	12
Required Vote	12
BOARD CONSIDERATIONS	13
Summary of Board Meetings and Considerations	13
Approval of Continuance of Existing Advisory Agreements and Existing Sub-Advisory Agreements	13
Approval of New Advisory Agreements and New Sub-Advisory Agreements	16
Approval of Interim Advisory Agreements and Interim Sub-Advisory Agreements	17
PROPOSAL 3: APPROVAL OF MANAGER OF MANAGERS PROPOSAL	19
The Manager of Managers Proposal	19
Board Considerations	20
Required Vote	21

GENERAL INFORMATION	22
Ownership of Shares	22
Other Information	22
Payment of Solicitation Expenses	22
Delivery of Proxy Statement	22
Other Business	23
Submission of Certain Shareholder Proposals	23
Reports to Shareholders and Financial Statements	23
VOTING INFORMATION	25
Voting Rights	25
Attending the Meeting	26
Quorum; Adjournment	26
Required Vote	26
APPENDIX LIST	28
Appendix A – Shares Outstanding	A-1
Appendix B – Dates Relating to Existing Advisory Agreements	B-1
Appendix C – Advisory Fee Rates	C-1
Appendix D – Advisory Fees and Other Fees Paid	D-1
Appendix E – Information Regarding Officers and Directors of ALPS Advisors	E-1
Appendix F – Dates Relating to Existing Sub-Advisory Agreements	F-1
Appendix G – Sub-Advisory Fee Rates	G-1
Appendix H – Sub-Advisory Fees and Other Fees Paid	H-1
Appendix I – Information about the Sub-Advisers	I-1
Appendix J – Comparable Funds	J-1
Appendix K – Principal Holders	K-1
Appendix L – Forms of New Advisory Agreements	L-1
Appendix M – Forms of New Sub-Advisory Agreements	M-1

GENERAL OVERVIEW

The Transaction

ALPS Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. ALPS Advisors is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange that provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.

On January 11, 2018, DST entered into an agreement and plan of merger (the “Transaction Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”) and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub will merge with and into DST (the “Transaction”), and as a result DST will become an indirect wholly owned subsidiary of SS&C. If the Transaction is completed, DST common stockholders will receive cash consideration for their shares of common stock of DST.

Consummation of the Transaction is subject to certain customary conditions, including, without limitation, (i) the approval by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DST entitled to vote at the DST stockholders meeting to approve the Transaction; (ii) the receipt of approvals, or the expiration or termination of waiting periods under, certain regulatory laws or from certain regulatory authorities (including the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval under the competition law of Ireland and approvals of the Financial Industry Regulatory Authority, the United Kingdom’s Financial Conduct Authority, the Central Bank of Ireland and Luxembourg’s Commission de Surveillance du Secteur Financier); and (iii) the absence of any judgment, order, injunction, ruling or decree, preliminary, temporary or permanent, or other legal restraint or prohibition and no action, proceeding, binding order or determination by any governmental entity, preventing or otherwise making illegal the consummation of the Transaction. Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the completion of the Transaction. Although there is no assurance that the Transaction will be completed, DST and SS&C currently expect to complete the Transaction before the end of the second quarter of 2018.

About SS&C

SS&C is a leading provider of mission-critical, sophisticated software products and software-enabled services that allow financial services providers to automate complex business processes and effectively manage their information processing requirements.

SS&C’s portfolio of software products and rapidly deployable software-enabled services allows SS&C’s clients to automate and integrate front-office functions such as trading and modeling, middle-office functions such as portfolio management and reporting, and back-office functions such as accounting, performance measurement, reconciliation, reporting, processing and clearing. SS&C’s solutions enable their clients to focus on core operations, better monitor and manage investment performance and risk, improve operating efficiency and reduce operating costs.

SS&C’s principal executive offices are located at 80 Lamberton Road, Windsor, CT 06095.

SS&C was incorporated in Delaware in July 2005, as the successor to a corporation originally formed in Connecticut in March 1986. SS&C’s common stock trades on The NASDAQ Global Select Market, under the symbol “SSNC.”

Post-Transaction Structure and Operations

It is intended that, after the closing of the Transaction (the “Closing”), ALPS Advisors will continue to be the investment adviser to the Funds and the Sub-Advisers that currently sub-advise the Funds will continue to manage the assets of the Funds. The senior personnel and the investment advisory personnel of ALPS Advisors are not expected to change and the investment advisory personnel of each of the Sub-Advisers who currently manage the Funds are expected to continue to do so after the Closing. However, there can be no assurance that any particular employee of ALPS Advisors or of a Sub-Adviser will choose to remain employed by the respective firm before or after the Closing. While the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization.

The Board of Trustees and ALPS Advisors currently do not anticipate any changes to the organization and structure of the Funds. Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. No Fund’s name will change as a result of the Transaction. The Board of Trustees will continue in office after the Closing and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Funds. No changes to the Funds’ existing service providers are proposed, planned or anticipated by the Board of Trustees and ALPS Advisors at this time.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS (All Funds)

Background

ALPS Advisors currently serves as investment adviser to each Fund pursuant to investment advisory agreements between the Trust, on behalf of each Fund, and ALPS Advisors (each, an “Existing Advisory Agreement” and, collectively, the “Existing Advisory Agreements”). The date of each Fund’s Existing Advisory Agreement and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix B to this Proxy Statement.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Upon the Closing, DST will be acquired by SS&C and, as a result, ALPS Advisors will indirectly undergo a change in control. This change in control may be deemed an “assignment” of each Fund’s Existing Advisory Agreement which would cause the termination of each Existing Advisory Agreement. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and ALPS Advisors (each a “New Advisory Agreement” and, collectively, the “New Advisory Agreements”). As described above, each Fund’s Existing Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Advisory Agreements is sought so that the operation of each Fund can continue without interruption. If approved by Shareholders, the New Advisory Agreement for a Fund will become effective upon the later of the date of such approval or the Closing. If the Transaction is not completed for any reason, the Existing Advisory Agreements will continue in effect.

Board Approval and Recommendation

On March 14, 2018, the Board of Trustees, including the trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds, ALPS Advisors or a Sub-Adviser (the “Independent Trustees”), unanimously approved the New Advisory Agreement for each Fund and unanimously recommended that Shareholders of each Fund approve the applicable New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreements and New Advisory Agreements

The forms of the New Advisory Agreements are set forth in Appendix L to this Proxy Statement.

The terms of each New Advisory Agreement are the same as the terms of the corresponding Existing Advisory Agreement but for the new commencement date. The advisory fee rates under the New Advisory Agreements are the same as the fee rates under the corresponding Existing Advisory Agreements. ALPS Advisors has advised the Board of Trustees that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of ALPS Advisors to fulfill its obligations to the Funds.

The following discussion describes both the Existing Advisory Agreement and the New Advisory Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing Advisory Agreements and the New Advisory Agreements, but for a more complete understanding of the agreements you should read the form of your Fund’s New Advisory Agreement contained in Appendix L.

Services Provided by ALPS Advisors. The New Advisory Agreement for each Fund requires ALPS Advisors to provide general management services to the Fund and to assume overall supervisory responsibility for the general management and investment of each Fund’s assets, subject to the review and approval of the Board of Trustees. ALPS Advisors is responsible for setting each Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Board of Trustees concerning the implementation of the programs.

Fees. Under the New Advisory Agreement for each Fund, the Fund pays ALPS Advisors an investment advisory fee Each Fund’s investment advisory fee rate under its New Advisory Agreement is identical to the investment advisory fee rate under the Existing Advisory Agreement.

Appendix C to this Proxy Statement shows:

●	the advisory fee rates under both the Existing Advisory Agreements and the New Advisory Agreements for each Fund; and

●	whether ALPS Advisors has waived, reduced or otherwise agreed to reduce its compensation for any Fund under any applicable contract.

Appendix D to this Proxy Statement shows:

●

the amount of ALPS Advisors’ advisory fee and the amount of any other payments by a Fund to ALPS Advisors, or any of its affiliated persons or an affiliated person of such person, during the Fund’s most recently completed fiscal year.

Term. The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date of its effectiveness and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund’s Board of Trustees, including a majority of the Board’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Advisory Agreement for a Fund may be terminated without penalty by vote of the Board of Trustees, including a majority of the Board’s Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to ALPS Advisors, or by ALPS Advisors upon 60 days’ written notice to the Fund, and terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of ALPS Advisors. Each New Advisory Agreement provides that ALPS Advisors will not be liable to the Fund or its Shareholders for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by ALPS Advisors of its obligations and duties under the agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

Differences between the Existing Advisory Agreements and New Advisory Agreements. Each New Advisory Agreement is the same as the corresponding Existing Advisory Agreement but for the new commencement date.

Interim Advisory Agreements

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Advisory Agreement prior to the Closing, an interim investment advisory agreement between the Trust, on behalf of such Fund, and ALPS Advisors (each, an “Interim Advisory Agreement” and, collectively, the “Interim Advisory Agreements”) will take effect upon the Closing. On March 14, 2018, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Closing.

The terms of each Interim Advisory Agreement are substantially identical to those of the corresponding Existing Advisory Agreement and New Advisory Agreement, except for the, duration, termination and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by ALPS Advisors under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to ALPS Advisors. If Shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and ALPS Advisors will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. The Interim Advisory Agreements may be terminated by the Trust on ten days written notice to ALPS Advisors.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

ALPS Fund Services, Inc. (“ALPS Fund Services”), an affiliate of ALPS Advisors, serves as (i) each Fund’s administrator and provides fund accounting and administrative services under a separate Fund Accounting and Administration Agreement and (ii) each Fund’s transfer agent and provides transfer agency services under a separate Transfer Agency and Service Agreement.

ALPS Portfolio Solutions Distributor, Inc. (“ALPS Distributor”), an affiliate of ALPS Advisors, acts as the distributor of each Fund’s shares pursuant to a separate Distribution Agreement.

Appendix D to this Proxy Statement shows the amount of payments by each Fund to ALPS Fund Services and ALPS Distributors during the Fund’s most recently completed fiscal year. During each Fund’s most recently completed fiscal year, no Fund made any material payments to ALPS Advisors or any affiliated person of ALPS Advisors for services provided to the Fund except as set forth on Appendix D to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, ALPS Advisors or any Sub-Adviser of such Fund.

Information About ALPS Advisors and its Affiliates

ALPS Advisors is a subsidiary of ALPS Holdings, Inc. (“ALPS”). ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS conducts its business through its wholly owned subsidiaries, including:

●

ALPS Advisors, which is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation;

●	ALPS Fund Services, an administrator and SEC-registered transfer agent; and

●	ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., each a FINRA-registered broker-dealer, currently registered in all 50 states.

As of December 31, 2017, ALPS Advisors had approximately $18.4 billion of assets under management and ALPS and its affiliates provided fund administration services to funds with assets in excess of $225 billion and distribution services to funds with assets of more than $158 billion.

Information regarding the principal executive officer, directors and certain other officers of ALPS Advisors and its affiliates and certain other information is attached in Appendix E to this Proxy Statement.

ALPS Advisors serves as investment adviser to certain funds that have investment objectives similar to those of the Funds, as set forth in Appendix J to this Proxy Statement.

Required Vote

Shareholders of each Fund will vote separately. For each Fund, the presence in person or by proxy of one-third of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

Approval of each New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS (All Funds)

Background

The Sub-Advisers listed below currently serve as sub-adviser to the respective Fund pursuant to sub-advisory agreements among the Trust, on behalf of each Fund, ALPS Advisors and the applicable Sub-Adviser (each an “Existing Sub-Advisory Agreement” and, collectively, the “Existing Sub-Advisory Agreements”).

Sub-Adviser	Fund
Clough Capital Partners LP	Clough China Fund
CoreCommodity Management, LLC	CompleteCommodities Strategy Fund
Kotak Mahindra Asset Management (Singapore) Pte. Ltd.	ALPS | Kotak India Growth Fund
Metis Global Partners, LLC	ALPS | Metis Global Micro Cap Value Fund
Red Rocks Capital LLC	ALPS | Red Rocks Listed Private Equity Fund
RiverFront Investment Group, LLC	RiverFront Asset Allocation Aggressive RiverFront Asset Allocation Growth RiverFront Asset Allocation Growth & Income RiverFront Asset Allocation Moderate RiverFront Asset Allocation Income & Growth
Wellington Management Company LLP	ALPS | WMC Research Value Fund

The date of each Fund’s Existing Sub-Advisory Agreement and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix F to this Proxy Statement.

As required by the 1940 Act, each Fund’s Existing Sub-Advisory Agreement provides for its automatic termination in the event of an assignment. In addition, each Fund’s Existing Sub-Advisory Agreement provides for its automatic termination upon termination of the Fund’s Existing Advisory Agreement. As a result, upon the Closing, each Fund’s Existing Sub-Advisory Agreement will terminate. The 1940 Act requires that a new sub-advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new sub-advisory agreement among the Trust, on behalf of the Fund, ALPS Advisors and the applicable Sub-Adviser (each a “New Sub-Advisory Agreement” and, collectively, the “New Sub-Advisory Agreements”). As described above, each Fund’s Existing Sub-Advisory Agreement will automatically terminate upon the Closing. Therefore, approval of the New Sub-Advisory Agreements is sought so that the operation of each Fund can continue without interruption. If approved by Shareholders, the New Sub-Advisory Agreement for a Fund will be effective upon the later of the Closing or the date of approval of the New Advisory Agreement and New Sub-Advisory Agreement. If the Transaction is not completed for any reason, the Existing Sub-Advisory Agreements will continue in effect.

Board Approval and Recommendation

On March 14, 2018, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for each Fund and unanimously recommended that Shareholders of each Fund approve the applicable New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Sub-Advisory Agreements and New Sub-Advisory Agreements

The forms of the New Sub-Advisory Agreements are set forth in Appendix M to this Proxy Statement.

The terms of each New Sub-Advisory Agreement are materially the same as the terms of the corresponding Existing Sub-Advisory Agreement but for the new commencement date. The sub-advisory fee rates under the New Sub-Advisory Agreements are the same as the fee rates for those services under the corresponding Existing Sub-Advisory Agreements. ALPS Advisors and each Sub-Adviser have advised the Board of Trustees that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of any Sub-Adviser to fulfill its obligations under its respective New Sub-Advisory Agreement.

The following discussion describes both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements, but for a more complete understanding of the agreements you should read the form of your Fund’s New Sub-Advisory Agreement contained in Appendix M.

Services Provided by the Sub-Advisers. ALPS Advisors has delegated daily management of each Fund’s assets to its respective Sub-Adviser. The New Sub-Advisory Agreement for each Fund essentially provides that the Sub-Adviser for that Fund is engaged to manage the investments of the Fund in accordance with such Fund’s investment objective, policies and limitations and investment guidelines established by ALPS Advisors and the Board of Trustees.

Fees. Under the New Sub-Advisory Agreement for each Fund, ALPS Advisors pays a sub-advisory fee to the Fund’s Sub-Adviser. Each Fund’s sub-advisory fee rate under its New Sub-Advisory Agreement is identical to the sub-advisory fee rate under the Existing Sub-Advisory Agreement. The sub-advisory fee is paid by ALPS Advisors, and not the Fund.

Appendix G to this Proxy Statement shows:

●	the sub-advisory fee rates under both the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements for each Fund; and

●	whether the Sub-Adviser has waived, reduced or otherwise agreed to reduce its compensation for any Fund under any applicable contract.

Appendix H to this Proxy Statement shows:

●

the aggregate amount of the Sub-Adviser’ fee and the amount of any other payments by a Fund to the Sub-Adviser, or any of its affiliated persons or an affiliated person of such person, during the Fund’s most recently completed fiscal year.

Term. The New Sub-Advisory Agreements provide that they will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, each New Sub-Advisory Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board of Trustees, including a majority of Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Sub-Advisory Agreement for a Fund may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or ALPS Advisors on 60 days’ prior written notice to the Sub-Adviser and ALPS Advisors, as appropriate. In addition, the Sub-Adviser may terminate the agreement upon 60 days’ written notice to ALPS Advisors. It is anticipated that the New Sub-Advisory Agreements will automatically terminate, without the payment of any penalty, in the event the New Advisory Agreement with ALPS Advisors is assigned (as defined in the 1940 Act) or terminates for any other reason. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs. The New Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice.

Liability of the Sub-Adviser. Each New Sub-Advisory Agreement provides that, except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-

Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by ALPS Advisors, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to the Fund.

Differences between the Existing and New Sub-Advisory Agreements. Each New Sub-Advisory Agreement is the same as the corresponding Existing Sub-Advisory Agreement but for the new commencement date.

Interim Sub-Advisory Agreements

Pursuant to the Transaction Agreement, DST has agreed to use reasonable best efforts to obtain approval of new investment management agreements for the registered investment companies advised by ALPS Advisors, including the Funds, by the boards and shareholders of such registered investment companies; however, obtaining such approvals is not a condition of the Closing. The Closing may occur prior to the Meeting. In the event Shareholders of a Fund have not approved the New Advisory Agreement and the New Sub-Advisory Agreement prior to the Closing, an interim sub-advisory agreement among the Trust, on behalf of such Fund, ALPS Advisors and the Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and, collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the Closing. On March 14, 2018, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Closing.

The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If Shareholders of a Fund do not approve the New Advisory Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Fund’s most recently completed fiscal year, no Fund made any material payments to its Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Fund except as set forth on Appendix H to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, ALPS Advisors or any Sub-Adviser of such Fund.

Information about the Sub-Advisers

Certain information about each Sub-Adviser and information regarding the principal executive officer, directors and certain other officers of the Sub-Advisers and their affiliates and certain other information is attached in Appendix I to this Proxy Statement.

The Sub-Advisers serve as investment adviser to certain funds that have investment objectives similar to those of the Funds, as set forth in Appendix J to this Proxy Statement.

Required Vote

Shareholders of each Fund will vote separately. For each Fund, the presence in person or by proxy of one-third of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

Approval of each New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

The Board met in person on March 13-14, 2018 to evaluate, among other things, the Transaction, ALPS Advisors, the Sub-Advisers and to determine whether approving the New Advisory Agreements and the New Sub-Advisory Agreements was in the best interests of the Funds’ Shareholders. At its March 13-14, 2018 meeting, the Board also discussed and considered, among other things, the continuance of the Existing Advisory Agreements and Existing Sub-Advisory Agreements under Section 15(c) of the 1940 Act. At the Board meeting and throughout the process of considering the Transaction, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the renewal of the Existing Advisory Agreements and Existing Sub-Advisory Agreements, and the Transaction and the approval of the New Advisory Agreements and New Sub-Advisory Agreements, the Board and its counsel reviewed materials furnished by ALPS Advisors, DST, SS&C and the Sub-Advisers, and communicated with senior representatives of ALPS Advisors, DST and the Sub-Advisers regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Trustees spoke with representatives of ALPS Advisors and DST during the Board meeting and in private sessions to discuss the anticipated effects of the Transaction.

During these meetings, the representatives of ALPS Advisors and DST indicated their belief, based on discussions with DST and SS&C (and with respect to (iii) the Sub-Advisers), that the Transaction would not adversely affect (i) the continued operation of the Funds; (ii) the capabilities of the senior investment advisory personnel of ALPS Advisors who currently manage the Funds to continue to provide these and other services to the Funds at the current levels; or (3) the capabilities of each Sub-Adviser to continue to provide the same level of advisory and other services to the Funds.

Approval of Continuance of the Existing Advisory Agreements and Existing Sub-Advisory Agreements

In approving the continuance of the Existing Advisory Agreements and the Existing Sub-Advisory Agreements, the Trustees, including the Independent Trustees, considered the following factors:

Investment Advisory and Sub-Advisory Fee Rate. The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of each Fund, to ALPS Advisors, in light of the extent and quality of the advisory services to be provided by ALPS Advisors to the Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fees to be paid by ALPS Advisors to the Sub-Advisers, in light of the extent and quality of the advisory services provided by the Sub-Advisers to the Funds. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS Fund Services, Inc.

The Board received and considered information including a comparison of the Fund’s contractual and actual management fees (after waivers) with those of funds in the relevant peer expense group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees considered the contractual and actual management fee rates for each Fund relative to its respective Data Provider peer expense group average and median.

The Trustees concluded that the contractual and actual management fee rate (after waivers) for each class of shares of each Fund relative to its respective Data Provider expense group average and median supported approval of the continuation of the Existing Advisory Agreements and the Existing Sub-Advisory Agreements. The Trustees concluded that the Sub-Adviser’s fees under its Existing Sub-Advisory Agreement are paid directly by ALPS Advisors.

Total Expense Ratios. The Trustees further concluded that both the (i) actual management fees payable by each Fund to ALPS Advisors and the fees payable by ALPS Advisors to the Sub-Advisers and (ii) total expenses (net of fee waivers/reimbursements) borne by each Fund were reasonable in relation to the nature and quality of the respective services provided, taking into account the fees charged by other advisers for managing comparable open-end mutual funds and the range of fees each Sub-Adviser charges to other sub-advisory clients.

Nature, Extent and Quality of the Services. The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by ALPS Advisors and the Sub-Advisers in their presentations, including their Forms ADV.

The Trustees reviewed and considered ALPS Advisors’ and the Sub-Advisers’ investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by ALPS Advisors and the Sub-Advisers and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisors and the Sub-Advisers, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Funds.

The Trustees considered the background and experience of ALPS Advisors’ and the Sub-Advisers’ management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and the Sub-Advisers’ insider trading policies and procedures and their Codes of Ethics.

The Trustees concluded that the nature, extent and quality of services rendered by ALPS Advisors and the Sub-Advisers under the Existing Advisory Agreements and Existing Sub-Advisory Agreements, respectively, with respect to each Fund were adequate.

Performance. The Trustees reviewed performance information for the Funds. That review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees considered the net total return performance of each class of shares of each Fund relative to its respective Data Provider performance universe average for the one-year, two-year, three-year, four-year and five-year periods (or longer, as applicable) ended January 1, 2018. The Trustees also considered ALPS Advisors’ and the Sub-Advisers’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees concluded that the net total return for each class of shares of each Fund relative to its respective Data Provider performance universe average over the periods considered supported approval of the continuation of the Existing Advisory Agreements and the Existing Sub-Advisory Agreements.

Comparable Accounts. The Trustees noted certain information provided by ALPS Advisors and the Sub-Advisers regarding fees charged to its other clients utilizing a strategy similar to that employed by each Fund. The Trustees concluded that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ and the Sub-Advisers’ other clients employing a comparable strategy to each Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by each Fund.

Profitability. The Trustees received and considered current and projected profitability analyses prepared by ALPS Advisors and the Sub-Advisers (or for certain Sub-Advisers, related comparable information) based on the fees payable under the Existing Advisory Agreement with ALPS Advisors and the Existing Sub-Advisory Agreement with the Sub-Adviser, with respect to each Fund. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and the Sub-Adviser in connection with the operation of each Fund. The Board then reviewed ALPS Advisors’ and the Sub-Adviser’s financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors and the Sub-Adviser. The Trustees concluded that the profit, if any, realized or anticipated to be realized by ALPS Advisors and the Sub-Advisers in connection with the operation of each Fund is not unreasonable to such Fund.

Economies of Scale. The Trustees considered whether economies of scale in the provision of services to each Fund will be passed along to the shareholders under the agreements. The Trustees concluded that there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and the Sub-Advisers in connection with their relationship with each Fund.

Other Benefits to ALPS Advisors and the Sub-Advisers. The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with each Fund, including whether soft dollar arrangements were used.

During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the agreements.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including the Independent Trustees, concluded that ALPS Advisors’ and the Sub-Advisers’ compensation for investment advisory and sub-advisory services is consistent with the best interests of the Funds and their Shareholders and the Board of Trustees, including the Independent Trustees, unanimously approved the continuation of the Existing Advisory Agreements and the Existing Sub-Advisory Agreements.

Approval of New Advisory Agreements and New Sub-Advisory Agreements

In determining whether to approve the New Advisory Agreement and New Sub-Advisory Agreement for each Fund, and whether to recommend approval to Shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

●	the terms of the New Advisory Agreements, including the fees payable to ALPS Advisors by the Funds, are the same as the Existing Advisory Agreements but for the new commencement dates;

●	the terms of the New Sub-Advisory Agreements, including the fees payable by ALPS Advisors to the Sub-Advisers, are the same as the Existing Sub-Advisory Agreements but for the new commencement dates;

●

assurances from ALPS Advisors and SS&C that the manner in which the Funds’ assets are managed will not change as a result of the Transaction, that the same people who currently manage the Fund’s assets are expected to continue to do so after the Closing, and that ALPS Advisors and SS&C will seek to ensure that there is no diminution in the nature, quality and extent of the services provided to the Fund by ALPS Advisors and the Sub-Advisers;

●

that at the Meeting the Board had evaluated and approved the annual continuance of the Existing Advisory Agreements and Existing Sub-Advisory Agreements based on factors described above, including investment advisory and sub-advisory fee rate; total expense ratios; nature, extent and quality of the services; performance; comparable accounts; profitability; economics of scale; and other benefits to ALPS Advisors and the Sub-Advisors, and that in light of the lack of change in terms of the agreements (including fees payable) and services to be provided as a result of the Transaction, such factors also supported approval of the New Advisory Agreements and New Sub-Advisory Agreements;

●	the favorable history, reputation, qualification and background of SS&C;

●	ALPS Advisors’ and DST’s financial condition;

●	SS&C’s financial condition;

●

that while the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization;

●	the potential adverse effects on the Funds, in the event the Transaction is completed and New Advisory Agreements and New Sub-Advisory Agreements are not approved;

●

the fact that Shareholders of the Funds will not bear any costs in connection with the Transaction, inasmuch as DST has committed to pay the expenses of the Funds in connection with the Transaction, including all expenses in connection with the solicitation of proxies; and

●

that SS&C is aware of the terms of Section 15(f) of the 1940 Act, and that although the Transaction Agreement does not contain a specific covenant in that regard due to the small size of ALPS Advisors’ business relative to the Transaction, SS&C does not intend to impose, and has committed to the Board to use commercially reasonable efforts not to impose, any unfair burden on the Funds as a result of the Transaction.

As a result of its review of the Transaction and the New Advisory Agreement and New Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for each Fund and recommended such agreements to Shareholders for their approval.

Approval of Interim Advisory Agreements and Interim Sub-Advisory Agreements

At its March 14, 2018 meeting, the Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory and sub-advisory services, the Interim Advisory Agreements and Interim Sub-Advisory Agreements will take effect with respect to a Fund upon the Closing of the Transaction if Shareholders of that Fund have not yet approved the New Advisory Agreements and New Sub-Advisory Agreements. The terms of each Interim Advisory Agreement are substantially identical to those of the corresponding Existing Advisory Agreement and New Advisory Agreement and the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, in each case except for certain term and fee escrow provisions. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Advisory Agreement and Interim Sub-Advisory Agreement, are at least equivalent to the scope and quality of services provided under the applicable Existing Advisory Agreement and Existing Sub-Advisory Agreement.

PROPOSAL 3: APPROVAL OF MANAGER OF MANAGERS PROPOSAL (All Funds)

The Board has approved, and recommends that Shareholders approve, a proposal authorizing ALPS Advisors to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Sub-Advisory Agreements. The 1940 Act generally requires that fund shareholders approve a sub-advisory agreement with a sub-adviser. Shareholder approval also is required if the terms of existing sub-advisory agreements are changed materially or if there is a change in control of the sub-adviser. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the Funds’ best interests if the Board represents the interests of Shareholders in approving or rejecting recommendations made by ALPS Advisors regarding sub-advisers. This approach will avoid the costs and delays associated with holding Shareholder meetings to obtain approval for future changes.

SEC Exemptive Order. On April 9, 2018, ALPS Advisors and the Trust (and certain other funds for which ALPS Advisors serves as investment adviser) filed an application with the SEC seeking an order exempting the Trust and ALPS Advisors from the 1940 Act requirements to obtain Shareholder approval regarding sub-advisory agreements with wholly-owned sub-advisers and unaffiliated sub-advisers (the “SEC Exemptive Order”). The SEC Exemptive Order, if granted, would permit ALPS Advisors to recommend the selection of sub-advisers to manage all or a portion of the assets of a Fund and enter into sub-advisory agreements with sub-advisers, and materially amend sub-advisory agreements with sub-advisers, subject to the approval of the Board, including a majority of the Independent Trustees, without obtaining Shareholder approval. Before a Fund may rely on the SEC Exemptive Order, if granted, the operation of a Fund in the manner proposed to be permitted by the SEC Exemptive Order must be approved by Shareholders.

Under the SEC Exemptive Order, if granted, the Trust and ALPS Advisors would be subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ Shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new sub-adviser, a Fund will provide Shareholders with an information statement, or with a notice of the availability of such information statement, that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to Shareholders in a proxy statement. There can be no assurance whether the SEC Exemptive Order will be issued, or, if issued, whether the SEC will impose additional conditions on the Trust and ALPS Advisors.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by a Fund to ALPS Advisors.

Board Considerations

The Board believes that it is in the best interest of each Fund if the Board represents the interests of Shareholders in approving or rejecting recommendations made by ALPS Advisors to provide investment advisory services to each Fund through one or more sub-advisers that have particular expertise in the type of investments in which a Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, if granted, in order for ALPS Advisors to appoint a new sub-adviser or modify a sub-advisory agreement materially, the Board must also call and hold a Shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s Shareholders. This process is time consuming and costly. Without the delay and cost inherent in holding Shareholder meetings, ALPS Advisors would be able to act more quickly to appoint a new sub-adviser if and when the Board and ALPS Advisors believe that the appointment would benefit the Fund. The Board believes that granting ALPS Advisors (subject to review and approval by the Board) maximum flexibility to recommend the selection of sub-advisers, without incurring the delay or expense of seeking Shareholder approval, is in the best interest of the Funds because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in ALPS Advisors for recommendation to the Board (subject to review and approval by the Board) in light of ALPS Advisors’ investment advisory expertise and its experience in selecting and monitoring sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to a Fund, it can access this expertise and experience of ALPS Advisors in ways that can add value to the Fund and its Shareholders.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s sub-advisory arrangements to seek to ensure that Shareholders’ interests are protected whenever ALPS Advisors recommends a sub-adviser or a modification of a sub-advisory agreement. The Board will continue to evaluate and to approve all proposed sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The terms of each sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order would provide relief.

No new sub-advisory arrangements or changes to any Fund’s existing sub-advisory arrangement are being recommended in connection with the Transaction or the approval of the Manager of Managers Proposal.

Required Vote

Shareholders of each Fund will vote separately. For each Fund, the presence in person or by proxy of one-third of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

Approval of the Manager of Managers Proposal with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

If Shareholders of a Fund approve the Manager of Managers Proposal, and the SEC Exemptive Order is granted, the Manager of Managers Proposal will take effect whether or not the Transaction is consummated.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 3.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix K.

As of April 2, 2018, the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

Other Information

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of DST or its subsidiaries, or any Sub-Adviser or its parent or subsidiaries.

As of December 31, 2017, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of ALPS Advisors, any Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

The interested trustee of the Trust and officers of the Funds are officers and employees of ALPS Advisors and/or its affiliates and may own interests in DST. Such trustee and officers will receive a portion of the merger consideration based on their respective share ownership in DST, which portion is, in the aggregate, expected to be approximately 0.1% of the total consideration paid to all stockholders of DST.

Payment of Solicitation Expenses

ALPS Advisors and/or its affiliates will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. ALPS Advisors or its affiliates have engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $3,200,000 (in the aggregate for the Funds and certain other funds advised by ALPS Advisors conducting similar proxy solicitations) plus any out-of-pocket expenses. Such expenses will be paid by ALPS Advisors and/or its affiliates. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws. ALPS Advisors and/or its affiliates will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders.

If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-866-759-5679.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 31, 2018

The Proxy Statement is available on the internet at https://www.proxy-direct.com/alps-29768.

Reports to Shareholders and Financial Statements

The annual report to Shareholders of each Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, each Fund’s most recent annual report can be obtained at no cost. To request a report for a Fund, please call 1-866-759-5679, write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201, or visit www.alpsfunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1-866-759-5679. You may also notify the transfer agent in writing at ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of each class of each Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board of Trustees that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For each proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will have the effect of a vote against each proposal.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of a Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Funds at 1-866-759-5679 to obtain directions to the site of the Meeting.

Quorum; Adjournment

For each Fund, the presence in person or by proxy of one-third of a Fund’s shares that are entitled to vote constitutes a quorum for the transaction of business by Shareholders of that Fund at the Meeting. The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received, the chair of the Meeting may adjourn the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Computershare at 1-866-875-8613 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 11:00 p.m. Eastern time and Saturday, 12 p.m. Eastern time to 6:00 p.m. Eastern time.

Required Vote

Shareholders of each Fund will vote separately to approve the New Advisory Agreement, the New Sub-Advisory Agreement and the Manager of Managers Proposal for such Fund.

Approval of each proposal by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

If Shareholders of a Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement for such Fund, their effectiveness is contingent upon the Closing occurring (and the effectiveness of each New Sub-Advisory Agreement is contingent upon that Fund’s New Advisory Agreement being approved). If the Closing does not occur, the Existing Advisory Agreements and the Existing Sub-Advisory Agreements will remain in effect.

If Shareholders of a Fund approve the Manager of Managers Proposal, and the SEC Exemptive Order is granted, the Manager of Managers Proposal will take effect whether or not the Transaction is consummated.

Appendix List

Appendix A – Shares Outstanding

Appendix B – Dates Relating to Existing Advisory Agreements

Appendix C – Advisory Fee Rates

Appendix D – Advisory Fees and Other Fees Paid

Appendix E – Information Regarding Officers and Directors of ALPS Advisors

Appendix F – Dates Relating to Existing Sub-Advisory Agreements

Appendix G – Sub-Advisory Fee Rates

Appendix H – Sub-Advisory Fees and Other Fees Paid

Appendix I – Information About the Sub-Advisers

Appendix J – Comparable Funds

Appendix K – Principal Holders

Appendix L – Forms of New Advisory Agreements

Appendix M – Forms of New Sub-Advisory Agreements

Appendix A

Shares Outstanding

Fund	Share Class	Total Number of Outstanding Shares
CompleteCommodities Strategy Fund	Investor Class Class C Class I	6,938,523.649 1,039,635.739 70,785,782.134
ALPS | Kotak India Growth Fund	Investor Class Class C Class I	673,605.380 160,274.418 1,512,492.532
ALPS | Metis Global Micro Cap Value Fund	Investor Class Class C Class I	332,376.649 56,204.089 2,005,414.269
ALPS | Red Rocks Listed Private Equity Fund	Investor Class Class C Class I Class R	7,348,598.806 3,118,333.246 23,591,779.293 802,318.323
ALPS | WMC Research Value Fund	Investor Class Class C Class I	5,646,057.905 86,210.939 4,397,400.959
Clough China Fund	Investor Class Class C Class I	636,214.300 252,516.138 1,176,923.363
RiverFront Asset Allocation Aggressive	Investor Class Class C Class I Class L Investor Class II	495,116.925 653,736.807 866,659.453 1,432,757.594 202,049.192
RiverFront Asset Allocation Growth	Investor Class Class C Class I	550,874.404 821,968.008 990,358.749
RiverFront Asset Allocation Growth & Income	Investor Class Class C Class I	920,588.199 1,870,724.299 2,772,838.919
RiverFront Asset Allocation Income & Growth	Investor Class Class C Class I	101,623.067 591,352.966 303,380.684
RiverFront Asset Allocation Moderate	Investor Class Class C Class I	961,000.650 4,020,664.350 2,443,265.495

A-1

Appendix B

Dates Relating to Existing Advisory Agreements

Fund	Date of Existing Advisory Agreement	Date Existing Advisory Agreement Last Approved by Shareholders	Date Existing Advisory Agreement Last Approved For Continuance of Board
CompleteCommodities Strategy Fund	November 1, 2011	November 1, 2011	March 14, 2018
ALPS | Kotak India Growth Fund	November 1, 2011	November 1, 2011	March 14, 2018
ALPS | Metis Global Micro Cap Value Fund	July 10, 2015	December 8, 2015	March 14, 2018
ALPS | Red Rocks Listed Private Equity Fund	November 1, 2011	November 1, 2011	March 14, 2018
ALPS | WMC Research Value Fund	November 1, 2011	November 1, 2011	March 14, 2018
Clough China Fund	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Aggressive	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Growth	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Growth & Income	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Income & Growth	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Moderate	November 1, 2011	November 1, 2011	March 14, 2018

B-1

Appendix C

Advisory Fee Rates

CompleteCommodities Strategy Fund

Contractual Advisory Fee Rate:    0.85%

Advisory Fee Waivers: Pursuant to a written agreement (the “Expense Agreement”), the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Investor Class shares), 1.05% (for Class C shares) and 1.15% (for Class I shares) of average daily net assets through February 28, 2019. ALPS Advisors has agreed to reduce its fee to the extent that the Sub-Adviser is required to waive its management fee under the agreement described above. The Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. ALPS Advisors will be permitted to recover from the Fund any management fees it has waived in connection with the Fund, and ALPS Advisors has agreed to remit such recoveries to the Sub-Adviser to the extent the Sub-Adviser is permitted to recover a portion of its management fee pursuant to the foregoing. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. This waiver may not be terminated prior to February 28, 2019 without approval by the Board of the Fund. As of October 31, 2017, the balances of recoupable expenses for the Fund’s Investor Class, Class C and Class I shares were $6,800, $1,838 and $46,891, respectively.

ALPS | Kotak India Growth Fund

Contractual Advisory Fee Rate:    1.25%

Advisory Fee Waivers: ALPS Advisors has agreed to waive and the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2019. ALPS Advisors and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. The Expense Agreement may not be terminated or modified prior to February 28, 2019 except with the approval of the Fund’s Board of Trustees.

ALPS | Metis Global Micro Cap Value Fund

Contractual Advisory Fee Rate:	1.25%

Advisory Fee Waivers:  ALPS Advisors has agreed to contractually limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.70% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2019. ALPS Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expense were deferred. ALPS Advisors may not discontinue this waiver prior to February 28, 2019 without the approval of the Fund’s Board of Trustees.

ALPS | Red Rocks Listed Private Equity Fund

Contractual Advisory Fee Rate:	0.85%

Advisory Fee Waivers: ALPS Advisors the Sub-Adviser have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2019. ALPS Advisors and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expenses were deferred. ALPS Advisors and the Sub-Adviser may not discontinue this waiver prior to February 28, 2019 without the approval of the Fund’s Board of Trustees.

ALPS | WMC Research Value Fund

Contractual Advisory Fee Rate:	0.95%	First $250 million
	0.85%	$250 - $500 million
	0.75%	Above $500 million

Advisory Fee Waivers:  ALPS Advisors has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses,

brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2019. ALPS Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expenses were deferred. ALPS Advisors may not discontinue this waiver prior to February 28, 2019 without the approval of the Fund’s Board of Trustees.

Clough China Fund

Contractual Advisory Fee Rate:	1.35%

Advisory Fee Waivers:        ALPS Advisors has agreed contractually to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.70% for Class I shares, 1.95% for Investor Class shares, and 2.70% for Class C shares through February 28, 2019. During such period, ALPS Advisors will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. Without this agreement (the “Expense Agreement”), expenses would be higher. ALPS Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than twelve-months after the end of the fiscal year in which the fee or expense was deferred. ALPS Advisors may not discontinue the arrangements described above prior to the dates described above without the approval of the Fund’s Board of Trustees.

RiverFront Asset Allocation Aggressive
RiverFront Asset Allocation Growth
RiverFront Asset Allocation Growth & Income
RiverFront Asset Allocation Income & Growth
RiverFront Asset Allocation Moderate

Contractual Advisory Fee Rate:	None

Advisory Fee Waivers:	None

Appendix D

Advisory Fees and Other Fees Paid

Fund	Fiscal Year End	Advisory Fee Before Waiver	Fees Waived or Reimbursed by ALPS Advisors	Net Advisory Fee Paid to ALPS Advisors After Waiver	Fees Paid to Administrator	Distribution and/or Service Fees paid to Distributor	Fees paid to Transfer Agent	Other Fees paid to ALPS Advisors or its Affiliates
CompleteCommodities Strategy Fund	10/31/2017	$4,650,672	$0	$4,650,672	$626,863	$216,770	$590,117	$77,359(1)
ALPS | Kotak India Growth Fund	10/31/2017	$314,575	$(265,100)	$49,475	$143,830	$43,071	$3,449	$0
ALPS | Metis Global Micro Cap Value Fund	10/31/2017	$332,753	$(201,637)	$131,116	$83,117	$16,666	$7,277	$0
ALPS | Red Rocks Listed Private Equity Fund	10/31/2017	$1,909,124	$0	$1,909,124	$182,579	$365,606	$234,272	$0
ALPS | WMC Research Value Fund	10/31/2017	$914,594	$(349,847)	$564,747	$152,561	$135,539	$31,657	$0
Clough China Fund	10/31/2017	$742,537	$(66,745)	$675,792	$97,062	$109,138	$41,159	$0
RiverFront Asset Allocation Aggressive	10/31/2017	$505,543	$(179,856)	$325,687	$62,713	$140,870	$8,321	$0
RiverFront Asset Allocation Growth	10/31/2017	$286,814	$(123,368)	$163,446	$36,504	$144,273	$7,315	$0
RiverFront Asset Allocation Growth & Income	10/31/2017	$665,975	$(174,888)	$491,087	$82,139	$338,325	$11,862	$0
RiverFront Asset Allocation Income & Growth	10/31/2017	$106,587	$(99,084)	$7,503	$14,501	$96,957	$2,247	$0
RiverFront Asset Allocation Moderate	10/31/2017	$1,005,004	$(218,342)	$786,662	$123,061	$616,265	$17,172	$0

(1)	For the other fees column, Core Commodity recouped some of their previous waived fees, so we included that amount here, please advise if that should be removed.

D-1

Appendix E

Information Regarding Officers and Directors of ALPS Advisors

The principal executive officer and directors of ALPS Advisors are:

Name	Principal Occupation
Edmund J. Burke	President, Director of ALPS Advisors
Jeremy O. May	Executive Vice President, Director of ALPS Advisors

The address of each principal executive officer and director of ALPS Advisors is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The following officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of ALPS Advisors or its affiliates:

Name	Title with the Funds	Title with ALPS Advisors or its Affiliates
Edmund J. Burke	Trustee and President	President, Director
Kimberly Storms	Treasurer	Senior Vice President, Director of Fund Administration
Ted Uhl	Chief Compliance Officer	Deputy Compliance Officer
Karen Gilomen	Secretary	Vice President, Senior Counsel
Jennell Panella	Assistant Treasurer	Fund Controller
Alan Gattis	Assistant Treasurer	Vice President and Fund Controller
Sharon Akselrod	Assistant Secretary	Senior Investment Company Act Paralegal
Jennifer Craig	Assistant Secretary	Assistant Vice President and Paralegal Manager
Sareena Khwaja-Dixon	Assistant Secretary	Vice President, Senior Counsel

E-1

Appendix F

Dates Relating to Existing Sub-Advisory Agreements

Fund	Date of Existing Sub-Advisory Agreement	Date Existing Sub-Advisory Agreement Last Approved by Shareholders	Date Existing Sub-Advisory Agreement Last Approved For Continuance of Board
CompleteCommodities Strategy Fund	January 15, 2014	January 15, 2014	March 14, 2018
ALPS | Kotak India Growth Fund	November 1, 2011	November 1, 2011	March 14, 2018
ALPS | Metis Global Micro Cap Value Fund	July 10, 2015	December 8, 2015	March 14, 2018
ALPS | Red Rocks Listed Private Equity Fund	July 31, 2015	July 7, 2015	March 14, 2018
ALPS | WMC Research Value Fund	November 1, 2011	November 1, 2011	March 14, 2018
Clough China Fund	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Aggressive	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Growth	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Growth & Income	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Income & Growth	November 1, 2011	November 1, 2011	March 14, 2018
RiverFront Asset Allocation Moderate	November 1, 2011	November 1, 2011	March 14, 2018

F-1

Appendix G

Sub-Advisory Fee Rates

CompleteCommodities Strategy Fund

Contractual Sub-Advisory Fee Rate:	0.75%

Sub-Advisory Fee Waivers: Pursuant to a written agreement (the “Expense Agreement”), the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Investor Class shares), 1.05% (for Class C shares) and 1.15% (for Class I shares) of average daily net assets through February 28, 2019. ALPS Advisors has agreed to reduce its fee to the extent that the Sub-Adviser is required to waive its management fee under the agreement described above. The Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. ALPS Advisors will be permitted to recover from the Fund any management fees it has waived in connection with the Fund, and ALPS Advisors has agreed to remit such recoveries to the Sub-Adviser to the extent the Sub-Adviser is permitted to recover a portion of its management fee pursuant to the foregoing. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. This waiver may not be terminated prior to February 28, 2019 without approval by the Board of the Fund. As of October 31, 2017, the balances of recoupable expenses for the Fund’s Investor Class, Class C and Class I shares were $6,800, $1,838 and $46,891, respectively.

ALPS | Kotak India Growth Fund

Contractual Sub-Advisory Fee Rate:	1.15%	First $50 million
	1.05%	Over $50 million

Sub-Advisory Fee Waivers: ALPS Advisors has agreed to waive and the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2019. ALPS Advisors and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. The Expense Agreement may not be terminated or modified prior to February 28, 2019 except with the approval of the Fund’s Board of Trustees.

ALPS | Metis Global Micro Cap Value Fund

Contractual Sub-Advisory Fee Rate:	1.00%

Sub-Advisory Fee Waivers: ALPS Advisors has agreed to contractually limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.70% of the Fund’s average daily net assets. Each of ALPS Advisors and the Sub-Adviser will allocate (for their purposes and not with respect to ALPS Advisors’ waiver and reimbursement obligations to the Fund) the consequences of any such waivers or reimbursement on a pro-rata basis to its respective portion of the overall Management Fee (after payment to the Sub-Advisor of its portion of the Management Fee. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. This agreement (the “Expense Agreement”) is in effect through February 28, 2019. ALPS Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expense were deferred. ALPS Advisors may not discontinue this waiver prior to February 28, 2019 without the approval of the Fund’s Board of Trustees.

ALPS | Red Rocks Listed Private Equity Fund

Contractual Sub-Advisory Fee Rate:	0.57%

Sub-Advisory Fee Waivers: ALPS Advisors the Sub-Adviser have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2019. ALPS Advisors and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expenses were deferred. ALPS Advisors and the Sub-Adviser may not discontinue this waiver prior to February 28, 2019 without the approval of the Fund’s Board of Trustees.

ALPS | WMC Research Value Fund

Contractual Sub-Advisory Fee Rate:	0.50%	First $250 million
	0.40%	$250 - $500 million
	0.30%	Above $500 million

Sub-Advisory Fee Waivers:	None

Clough China Fund

Contractual Sub-Advisory Fee Rate:	0.90%

Sub-Advisory Fee Waivers:	None

RiverFront Asset Allocation Aggressive RiverFront Asset Allocation Growth RiverFront Asset Allocation Growth & Income RiverFront Asset Allocation Income & Growth RiverFront Asset Allocation Moderate

Contractual Sub-Advisory Fee Rate:	None

Sub-Advisory Fee Waivers:	None

Appendix H

Sub-Advisory Fees and Other Fees Paid

Fund	Fiscal Year End	Sub-Advisory Fees Before Waiver	Fees Waived or Reimbursed by the Sub-Adviser	Net Sub-Advisory Fee Paid to the Sub-Adviser After Waiver	Other Fees paid to the Sub-Adviser or its Affiliates
CompleteCommodities Strategy Fund	10/31/2017	$4,938,449	$(757,497)	$4,180,952	$0
ALPS | Kotak India Growth Fund	10/31/2017	289,563	$(245,282)	$44,281	$0
ALPS | Metis Global Micro Cap Value Fund	10/31/2017	252,957	$(167,632)	$85,325	$0
ALPS | Red Rocks Listed Private Equity Fund	10/31/2017	1,270,352	$0	$1,270,352	$0
ALPS | WMC Research Value Fund	10/31/2017	384,996	$0	$384,996	$0
Clough China Fund	10/31/2017	494,609	$0	$494,609	$0
RiverFront Asset Allocation Aggressive	10/31/2017	339,514	$(107,913)	$231,601	$0
RiverFront Asset Allocation Growth	10/31/2017	192,631	(74,021)	$118,610	$0
RiverFront Asset Allocation Growth & Income	10/31/2017	447,392	(104,932)	$342,460	$0
RiverFront Asset Allocation Income & Growth	10/31/2017	71,555	(59,450)	$12,105	$0
RiverFront Asset Allocation Moderate	10/31/2017	675,538	(131,005)	$544,533	$0

H-1

Appendix I

Information About the Sub-Advisers

About Clough Capital Partners LP

Clough Capital Partners LP (“Clough”) is a Delaware limited partnership with principal offices at One Post Office Square, 40th Floor, Boston, Massachusetts 02109. Clough is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), which provides investment services to investment companies, including four global long / short private investment funds, two sector-focused private investment funds, an open-end global long/short mutual fund, and three global closed-end mutual funds. Clough was founded in 2000 and, as of December 31, 2017, had investment management authority with respect to approximately $2.2 billion in assets.

The general partner of Clough is Clough Capital Partners, LLC. Clough’s principal owner is Charles I. Clough Jr. Mr. Clough’s interests in Clough are held through his interests in two entities: Clough CGI, LLC and Charles I. Clough Jr. Trust of 2009.

The principal executive officers and directors of Clough are:

Name	Position(s) with Sub-Adviser
Charles I. Clough, Jr.	Chief Executive Officer
Daniel J. Gillis	Chief Compliance Officer
Stephen Shorey	Chief Financial Officer/Chief Operating Officer
Miriam S. Gross	General Counsel

About CoreCommodity Management, LLC

CoreCommodity Management, LLC (“CoreCommodity Management”) is an investment adviser registered under the Advisers Act engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. CoreCommodity Management is owned by CoreCommodity Capital, LLC, which is controlled by CoreCommodity Management senior management. CoreCommodity Managements’ address is 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.

The principal executive officers and directors of CoreCommodity Management are:

Name	Position(s) with Sub-Adviser
Adam C. De Chiara	Founder, Co-President & Portfolio Manager
Bradford L. Klein	Founder & Co-President
Andrew R. Kaplan	Partner, Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary
Todd A. Streichler	Managing Director, Finance & Director of Finance

Name	Position(s) with Sub-Adviser
Michael S. Kaplan	Managing Director, Operations & Director of Operations
Michael S. Sheehy	Senior Vice President & Chief Compliance Officer
Adam C. De Chiara	Founder, Co-President & Portfolio Manager

About Kotak Mahindra Asset Management (Singapore) Pte. Ltd.

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“Kotak”) is authorised and regulated in Singapore by the Money Authority of Singapore and holds a Capital Markets License to engage in fund management activities since 14 March 2016. Kotak is also registered with the U.S. SEC as a registered investment Advisor. Kotak’s principal business address is 16 Raffles Quay, #35-02, Hong Leong Building, Singapore 048581. As of December 31, 2017, Kotak had approximately $ 3.638 billion in assets under management.

Kotak is a wholly owned subsidiary of Kotak Mahindra Bank Limited (“KMBL”) which is one of the large private sector banks in India. KMBL is regulated by the Reserve Bank of India and its shares are listed on the main Indian stock exchanges. The major shareholder of KMBL is Mr. Uday Kotak who holds about 30% of its shares.

The principal executive officers and directors of Kotak are:

Name	Position(s) with Sub-Adviser
Nitin Jain	Chief Executive Officer and Executive Director - Kotak
Ruchit Puri	Non-Executive Director - Kotak
Gaurang Shah	Non-Executive Director - Kotak

About Metis Global Partners, LLC

Metis Global Partners, LLC (“Metis”) is an investment adviser registered with the SEC, and is engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. Metis’s address is 11988 El Camino Real, San Diego, California 92130. As of December 31, 2017, Metis had approximately $ 423 million in assets under management.

Machel Allen is the principal owner of Metis and the sole control person of Metis.

The principal executive officers and directors of Metis are:

Name	Position(s) with Sub-Adviser
Machel L. Allen	Managing Member, President, Chief Investment Officer
Irina Gorokhov	Member, Research Analyst

About Red Rocks Capital LLC

Red Rocks Capital LLC (“Red Rocks”) is located at 1290 Broadway, Suite 1100, Denver, CO 80203 . Red Rocks has developed and maintains a Listed Private Equity Index . Red Rocks also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year). As of December 31, 2017, Red Rocks had investment management authority with respect to approximately $258 million in assets. Red Rocks is a wholly owned subsidiary of ALPS Advisors.

The principal executive officers and directors of Red Rocks are:

Name	Position(s) with Sub-Adviser
Edmund J. Burke	Manager
Gregg Wm. Givens	Vice President, Treasurer and Assistant Secretary
Jeremy Held	Senior Vice President
Randall D. Young	Secretary
Douglas W. Fleming	Assistant Treasurer
Erin Nelson	Chief Compliance Officer
Troy Duran	Chief Financial Officer
Glenn Dreiling	Vice President, Operations
Richard Baker	Vice President, Marketing & Business Development
Kirk McCowan	Vice President, Portfolio Manager
Andrew Drummond	Vice President, Portfolio Manager

About RiverFront Investment Group, LLC

RiverFront Investment Group, LLC (“RiverFront”), established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary St., Richmond, Virginia 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation as a result of its minority equity interests and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the SEC under the Advisers Act. The company manages a variety of portfolios utilizing stocks, bonds, and exchange-traded funds (ETFs) and other investments. RiverFront also serves as sub-advisor to a series of mutual funds and ETFs. As of December 31, 2017, RiverFront had approximately $7.5 billion in assets under advisement (discretionary and nondiscretionary).

The principal executive officers and directors of RiverFront are:

Name	Position(s) with Sub-Adviser
Peter Quinn	Member of the Board of Directors, President and CEO
Douglas Sandler	Member of the Board of Directors, Global Strategist
Michael Jones	Chairman of the Board of Directors, President and CEO, RiverShares Division
Roderick Smyth	Member of the Board of Directors, Director of Investments
Paul Purcell	Member of the Board of Directors
Michael Schroeder	Member of the Board of Directors
Karrie Southall	Chief Operating Officer
Julie Gibbs	Chief Compliance Officer

About Wellington Management Company LLP

Wellington Management Company LLP (“WMC”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. WMC and its predecessor organizations have provided investment advisory services for over 80 years. WMC is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, WMC and its investment advisory affiliates had investment management authority with respect to approximately $1,080 billion in assets.

All of the partners of WMC are full-time professional members of the firm. No single partner owns or has the right to vote more than 5% of WMC’s capital.

The principal executive officers and directors of WMC are:

Name	Position(s) with Sub-Adviser
Cynthia N. Clark	Senior Managing Director and General Counsel
Nancy M. Morris	Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer
Brandan J. Swords	Chairman and Chief Executive Officer

Appendix J

Comparable Funds

The following table sets forth information regarding other registered investment companies or series thereof (other than the Trust and the Funds) managed by ALPS Advisors or a Sub-Adviser that have similar investment objectives to a Fund.

Fund	Adviser/ Sub-Adviser	Comparable Fund	Comparable Fund Contractual Fee Rate		Comparable Fund Waivers	Comparable Fund Net Assets (as of December 31, 2017)
ALPS | Red Rocks Listed Private Equity Fund	ALPS Advisors/Red Rocks LLC	ALPS | Red Rocks Listed Private Equity Portfolio	0.85%	0.90%	(1)	$21,762,960

(1)

With respect to the Red Rocks Listed Private Equity Portfolio, ALPS Advisors has contractually agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.95% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2019.

J-1

Appendix K

Principal Holders

The following chart lists each Shareholder or group of Shareholders who beneficially (or of record) owned more than 5% of any class of shares for the Fund as of April 2, 2018.

Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling Shareholder’s vote could have a more significant effect on matters presented to Shareholders for approval than the vote of other Fund Shareholders.

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned	Ownership
ALPS | CoreCommodity Management CompleteCommodities Fund	Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	188,160.217	18.10%	Record
		Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	387,636.430	37.29%	Record
		UBS Financial Services, Inc. Weehawken, NJ	246,582.399	23.72%	Record
	Class I Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	8,911,417.743	12.59%	Record
		Charles Schwab & Co., Inc. San Francisco, CA	14,610,433.455	20.64%	Record
		UBS Financial Services, Inc. Weehawken, NJ	6,852,600.486	9.68%	Record
		Pershing LLC Jersey City, NJ	3,651,208.470	5.16%	Record
		Wells Fargo Trust Minneapolis, MN	3,786,336.424	5.35%	Record

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned	Ownership
	Investor Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	3,711,131.350	53.49%	Record
		UBS Financial Services, Inc. Weehawken, NJ	381,112.131	5.49%	Record
ALPS | Metis Global Micro Cap Value Fund	Class C Shares	RBC Capital Markets, LLC Minneapolis, MN	19,830.105	35.28%	Record
		ALPS Advisors, Inc. Kansas City, MO	2,876.753	5.12%	Beneficial
	Class I Shares	Charles Schwab & Co., Inc. San Francisco, CA	231,051.718	11.52%	Record
		The Davis Trust DTD 06/23/1997 Del Mar, CA	233,556.077	11.65%	Beneficial
		ALPS Advisors, Inc. Kansas City, MO	1,010,346,868	50.38%	Beneficial
		Woods/Mitchell Family Trust San Diego, CA	254,207.866	12.68%	Beneficial
	Investor Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	224,134.611	67.43%	Record
ALPS | Red Rocks Listed Private Equity Fund	Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	1,028,751.260	32.99%	Record
		Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	527,886.669	16.93%	Record
		UBS Financial Services, Inc. Weehawken, NJ	523,913.174	16.80%	Record
	Class I Shares	Morgan Stanley Smith Barney LLC New York, NY	1,209,247.363	5.13%	Record
		LPL Financial Corporation Sand Diego, CA	2,542,899.372	10.78%	Record

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned	Ownership
		Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	3,893,144.639	16.50%	Record
		Charles Schwab & Co., Inc. San Francisco, CA	7,081,907.280	30.02%	Record
		UBS Financial Services, Inc. Weehawken, NJ	3,048,112.583	12.92%	Record
	Class R Shares	National Financial Services, LLC Boston, MA	53,790.359	6.70%	Record
		Sammons Securities Company, LLC West Des Moines, IA	654,568.832	81.58%	Record
	Investor Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	2,511,168.482	34.17%	Record
		UBS Financial Services, Inc. Weehawken, NJ	1,040,497.631	14.16%	Record
		Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	377,924.081	5.14%	Record
ALPS | WMC Research Value Fund	Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	27,561.891	31.92%	Record
		Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	24,906.463	28.89%	Record
		Pershing LLC Jersey City, NJ	14,655.623	17.00%	Record
		Raymond James & Associates, Inc. St Petersburg, FL	19,132.032	22.19%	Record
	Class I Shares	National Financial Services, LLC Boston, MA	4,348,396.350	98.89%	Record

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned	Ownership
Clough China Fund	Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	23,067.357	9.14%	Record
		Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	107,332.751	42.51%	Record
		UBS Financial Services, Inc. Weehawken, NJ	44,050.104	17.44%	Record
	Class I Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	207,021.372	17.59%	Record
		UBS Financial Services, Inc. Weehawken, NJ	205,648.294	17.47%	Record
		National Financial Services, LLC Boston, MA	523,261.354	44.46%	Record
		D. Finlay New York, NY	197,054.189	16.74%	Beneficial
	Investor Class Shares	Morgan Stanley Smith Barney LLC New York, NY	36,951.135	5.81%	Record
		Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	205,471.204	32.30%	Record
		Charles Schwab & Co., Inc. San Francisco, CA	69,981.424	11.00%	Record
ALPS | Kotak India Growth Fund	Class C Shares	UBS Financial Services, Inc. Weehawken, NJ	36,307.858	22.65%	Record
		Oppenheimer & Co., Inc. New York, NY	65,723.625	41.01%	Record
	Class I Shares	Charles Schwab & Co., Inc. San Francisco, CA	196,936.041	13.02%	Record

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned	Ownership
		UBS Financial Services, Inc. Weehawken, NJ	361,397.211	23.89%	Record
		Pershing LLC Jersey City, NJ	195,108.520	12.90%	Record
		The Pradeep Family Trust DTD 05/26/2016 India	110,669.878	7.32%	Beneficial
	Investor Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	148,168.210	22.00%	Record
		UBS Financial Services, Inc. Weehawken, NJ	143,810.231	21.35%	Record
RiverFront Asset Allocation Income and Growth	Investor Class Shares	National Financial Services, LLC Boston, MA	7,394.739	7.28%	Record
		Raymond James & Associates, Inc. St Petersburg, FL	13,403.297	13.19%	Record
		Raymond James Financial Services, Inc. St Petersburg, FL	6,695.477	6.59%	Record
	Class C Shares	Raymond James Financial Services, Inc. St Petersburg, FL	47,714.714	8.07%	Record
	Class I Shares	Principal Securities Inc. Des Moines, IA	97,083.921	32.00%	Record
		Robert W. Baird & Co. Incorporated Milwaukee, WI	58,527.189	19.29%	Record
		Raymond James Financial Services, Inc. St Petersburg, FL	74,825.229	24.66%	Record

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned	Ownership
RiverFront Asset Allocation Growth and Income	Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	135,566.330	7.25%	Record
	Class I Shares	Morgan Stanley Smith Barney LLC New York, NY	415,826.535	15.00%	Record
		Charles Schwab & Co., Inc. San Francisco, CA	233,210.479	8.41%	Record
		Principal Securities Inc. Des Moines, IA	393,322.188	14.18%	Record
		UBS Financial Services, Inc. Weehawken, NJ	590,571.521	21.30%	Record
		Pershing LLC Jersey City, NJ	263,863.677	9.52%	Record
	Investor Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	46,349.790	5.03%	Record
		UBS Financial Services, Inc. Weehawken, NJ	50,314.101	5.47%	Record
		Pershing LLC Jersey City, NJ	94,020.963	10.21%	Record
RiverFront Asset Allocation Growth	Class C Shares	Charles Schwab & Co., Inc. San Francisco, CA	137,714.502	16.75%	Record
	Class I Shares	Charles Schwab & Co., Inc. San Francisco, CA	263,864.458	26.64%	Record
		Principal Securities Inc. Des Moines, IA	217,337.262	21.95%	Record
		UBS Financial Services, Inc. Weehawken, NJ	109,041.382	11.01%	Record
	Investor Class Shares	Robert W. Baird & Co. Incorporated Milwaukee, WI	110,991.221	20.15%	Record
		Raymond James Financial Services, Inc. St Petersburg, FL	27,924.480	5.07%	Record

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned	Ownership
RiverFront Asset Allocation Aggressive	Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	37,375.020	5.72%	Record
		UBS Financial Services, Inc. Weehawken, NJ	41.807.171	6.40%	Record
		Charles Schwab & Co., Inc. San Francisco, CA	69,186.250	10.58%	Record
	Class I Shares	Charles Schwab & Co., Inc. San Francisco, CA	191,743.203	22.12%	Record
		UBS Financial Services, Inc. Weehawken, NJ	284,958.454	32.88%	Record
	Investor Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	78,190.209	15.79%	Record
		UBS Financial Services, Inc. Weehawken, NJ	63,752.355	12.88%	Record
		Morgan Stanley Smith Barney LLC New York, NY	49,822.141	10.06%	Record
	Investor Class II Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	22,488.682	11.13%	Record
		Charles Schwab & Co., Inc. San Francisco, CA	22,841.983	11.31%	Record
		Pershing LLC Jersey City, NJ	27,069.367	13.40%	Record
		Raymond James & Associates, Inc. St Petersburg, FL	11,222.901	5.55%	Record
	Class L Shares	Charles Schwab & Co., Inc. San Francisco, CA	260,600.852	18.19%	Record
		Principal Securities Inc. Des Moines, IA	1,115,519.489	77.86%	Record

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned	Ownership
RiverFront Asset Allocation Moderate	Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	253,610.536	6.31%	Record
	Class I Shares	Charles Schwab & Co., Inc. San Francisco, CA	660,046.980	27.01%	Record
		Principal Securities Inc. Des Moines, IA	509,884.854	20.87%	Record
	Investor Class Shares	Morgan Stanley Smith Barney LLC New York, NY	173,337.882	18.04%	Record

Appendix L

Forms of New Advisory Agreements

FINANCIAL INVESTORS TRUST
INVESTMENT ADVISORY AGREEMENT

CLOUGH CHINA FUND

This Investment Advisory Agreement (this “Agreement”) is made and entered into as of this ___ day of _______________, 2018, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.     Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, as amended, and in such Fund’s Prospectuses and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.     Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as the Adviser to the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.     Services provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

a.

The Adviser shall have overall supervisory responsibility for the general management and investment of the Fund’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Fund set forth in its Prospectus, and any directions which the Board may issue to the Adviser from time to time. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”): (a) act, and to the extent the Adviser takes or is required to take action on behalf of the Fund hereunder shall cause the Fund to act, in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with, among other things, whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

b.

The Adviser will (a) advise the Board which Sub-Advisers the Adviser believes are best suited to invest the assets of the Fund; (b) monitor and evaluate the investment performance of each Sub-Adviser employed by the Fund; (c) allocate and reallocate the portion of the Fund’s assets to be managed by each Sub-Adviser; (d) recommend changes of or additional Sub-Advisers when deemed appropriate by the Adviser; (e) coordinate and monitor the investment activities of the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions as described in the Fund’s Prospectus and applicable laws, including the 1940 Act and the Code; and (f) implement procedures reasonably designed to ensure that the Sub-Adviser comply with the Fund’s investment objectives, policies and restrictions. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust.

c.

The Adviser shall initially determine the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

d.

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative or upon request from the Trust or the Board, furnish the Trust from time to time with whatever information the Adviser or the Board believes is appropriate for this purpose.

e.

The Adviser will make available and provide financial, accounting and statistical information concerning the Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

f.

The Adviser will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the 1940 Act, and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board, the President or a Vice President or other officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made by the Adviser by Rule 17j-1(c)(2)(ii).

g.

The Adviser will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act). The Adviser also will provide the Fund’s Chief Compliance Officer with periodic reports regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

h.

The Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the U.S. Securities Exchange Commission all forms pursuant to Section 13F and 13G of the Securities Exchange Act of 1934, as amended, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

i.

The Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Fund will provide such documents to Adviser in a reasonable timeframe prior to the due date. In addition, the Adviser and each officer and portfolio manager thereof designated by the Fund will provide on a timely basis such certifications or sub-certifications as the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.     Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.     Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.35% of the Fund’s daily net assets during the month. The Adviser will compensate the Sub-Advisers as provided in the Sub-Advisory Agreements entered into with the Sub-Advisers from time to time.

6.     Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.     Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8.     Representations.

a.	The Trust makes the following representations to the Adviser:

(1) The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

(2) The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

(3) The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(4) This Agreement is a valid and binding agreement of the Trust, enforceable against it in accordance with the terms hereof.

b.	The Adviser makes the following representations to the Trust:

(1) The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(2) The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholder and Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(4) The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(5) The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(6) This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

9.     Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a material breach of the Adviser of an Adviser representation or warranty made herein, willful misfeasance, bad faith or gross negligence on its part in the performance of the Adviser’s duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

10.     Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

11.     Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment.

In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

12.     Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

13.     Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

To the Trust or the Fund at:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203

14.     Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law, without regard to conflicts of laws provisions of such state, in a manner not in conflict with the provisions of the 1940 Act.

15.     Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS TRUST

By:		By:
Name:	Edmund J. Burke	Name:	Edmund J. Burke
Title:	President	Title:	President

Appendix A

Clough China Fund

FINANCIAL INVESTORS TRUST
INVESTMENT ADVISORY AGREEMENT

ALPS | CORECOMMODITY MANAGEMENT COMPLETE COMMODITIES STRATEGY FUND

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this _____ day of _____________, 2018, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the Fund listed in Appendix A (the “Fund”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.     Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, as amended, and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.     Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser for the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.     Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4.     Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.     Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.85% of the Fund’s daily net assets during the month (the “Fee”).

6.     Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.     Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8.     Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9.    Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10.     Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.     Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12.     Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

To the Trust or the Fund at:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

13.     Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14.     Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS TRUST, on behalf of its series, ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

By:		By:
Name:	Edmund J. Burke	Name:	Edmund J. Burke
Title:	President	Title:	President

Appendix A

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

FINANCIAL INVESTORS TRUST
INVESTMENT ADVISORY AGREEMENT

ALPS | KOTAK INDIA GROWTH FUND

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this ________ day of ______________, 2018, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the fund listed in Appendix A (the “Fund”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.     Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, as amended, and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.     Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser for the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.     Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4.     Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.     Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.25% of the Fund’s daily net assets during the month (the “Fee”).

6.     Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.     Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8.     Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9.     Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10.     Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.     Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12.     Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

To the Trust or the Fund at:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

13.     Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14.     Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS TRUST

By:		By:
Name:	Edmund J. Burke	Name:	Edmund J. Burke
Title:	President	Title:	President

Appendix A

ALPS | Kotak India Growth Fund

FINANCIAL INVESTORS TRUST
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND

This Investment Advisory and Management Agreement (the “Agreement”) is made and entered into as of _________, 2018 between Financial Investors Trust, an open-end series management investment company organized as a Delaware statutory trust (the “Trust”), on behalf of the ALPS | Red Rocks Listed Private Equity Fund (the “Fund”), a series of the Trust, and ALPS Advisors, Inc., a corporation organized under the laws of the State of Colorado (the “Adviser”).

WHEREAS the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS the Trust desires to retain the Adviser, and the Adviser is willing to serve, as the Fund’s investment adviser with full discretion to manage the investments of the Fund, subject to and upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Trust and the Adviser agree as follows:

1.     Employment of the Adviser. The Trust hereby employs the Adviser to manage the investment and reinvestment of the Fund’s assets in the manner set forth in Section 2(A) of this Agreement and to provide the other services set forth in Section 2 of this Agreement, subject to and in accordance with this Agreement and the investment objectives, policies and restrictions set forth in the prospectus and statement of additional information contained in the Fund’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) currently in effect and as supplemented and/or amended from time to time (respectively the “Registration Statement,” the “Prospectus” and the “SAI”). The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2.     Obligation of and Services to be Provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.     Investment Advisory & Management Services.

(1)    The Adviser shall have overall supervisory responsibility for the general management and investment of the Fund’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Fund set forth in its Prospectus and SAI, and any directions which the Fund’s Trustees may issue to the Adviser from time to time.

(2)    The Adviser shall provide overall investment programs and strategies for the Fund, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

(3)    The Fund and the Adviser intend to appoint one or more sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), each such Sub-Adviser to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund’s assets assigned to that Sub-Adviser and the purchase and sale of portfolio securities with those assets, all within the Fund’s investment objectives, policies and restrictions set forth in the Fund’s Prospectus and SAI, and the Fund will take such steps as may be necessary to implement such appointments. The Adviser shall not be responsible or liable for the investment merits of any decision by a Sub-Adviser to purchase, hold or sell a security for the portfolio of the Fund. The Adviser shall advise the Trustees of the Fund which Sub-Advisers the Adviser believes are best suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of each Sub-Adviser employed by the Fund; shall allocate and reallocate the portion of the Fund’s assets to be managed by each Sub-Adviser; shall recommend changes of or additional Sub-Advisers when deemed appropriate by the Adviser; shall coordinate and monitor the investment activities of the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions and applicable laws, including the Investment Company Act and the Internal Revenue Code of 1986, as amended; shall have full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by a Sub-Adviser; and shall implement procedures reasonably designed to ensure that the Sub-Adviser comply with the Fund’s investment objectives, policies and restrictions.

(4)    The Adviser shall render regular reports to the Fund, at regular meetings of the Trustees, of, among other things, the decisions that it has made with respect to the allocation of the Fund’s assets among the Sub-Advisers.

(5)    The Adviser shall comply – and to the extent the Adviser takes or is required to take action on behalf of the Fund hereunder shall cause the Fund to comply – with all applicable requirements of the 1940 Act and other applicable laws, rules, regulations, orders and codes of ethics, as well as all investment objectives, policies, restrictions and procedures adopted by the Fund and the Fund’s Registration Statement, Declaration of Trust and By-laws.

B.     Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Adviser will make available and provide financial, accounting and statistical information concerning the Adviser required by the Fund in the preparation of registration statements, reports and other documents required by Federal and state securities laws, and such other information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

C.     Other Obligations and Services.

(l)    The Adviser will make available its officers and employees to the Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Fund and its investment activities.

(2)    The Adviser will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the 1940 Act, and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board of Trustees, the President or a Vice President or other officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made by the Adviser by Rule 17j-1(c)(2)(ii).

(3)    The Adviser will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act). The Adviser also will provide the Fund’s Chief Compliance Officer with periodic reports regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

(4)    The Adviser (or upon designation by the Adviser, one or more Sub-Advisers) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time in accordance with such policies as shall be determined by the Adviser, and reviewed and approved by the Board of Trustees.

3.     Execution and Allocation of Portfolio Brokerage Commissions. The Sub-Advisers, subject to and in accordance with any directions the Fund may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s portfolio transactions. When placing such orders, the obligation of each Sub-Adviser shall be as provided in the applicable Sub-Advisory Agreement. The Adviser will oversee the placement of orders by Sub-Advisers in accordance with their respective Sub-Advisory Agreements and will render regular reports to the Fund of the total brokerage business placed on behalf of the Fund by the Sub-Advisers and the manner in which such brokerage business has been allocated.

The Fund hereby agrees that any entity or person associated with the Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the 1934 Act, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

4.     Expenses of the Fund. It is understood that the Fund will pay all its expenses other than those expressly assumed by the Adviser, which expenses payable by the Fund shall include:

A.     Fees of the Adviser;

B.     Expenses of all audits by independent public accountants;

C.     Expenses of administrator, transfer agent, pricing services, bookkeeping services, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Adviser, or an affiliate of the Adviser, for such services);

D.     Expenses of custodial services;

E.     Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

F.     Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Adviser or any of its affiliates;

G.     Taxes levied against the Fund and the expenses of preparing tax returns and reports;

H.     Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

I.     Expenses associated with any offering (subject to any written agreement by the Adviser or an affiliate of the Adviser to reimburse any portion of such expenses);

J.     Costs, including the interest expense, of borrowing money;

K.     Costs and/or fees incident to Trustee and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

L.     Legal fees and expenses (including reasonable fees for legal services rendered by the Adviser or its affiliates), including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

M.     Costs of printing stock certificates representing shares of the Fund, if any;

N.     Trustees’ fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Adviser or any of its affiliates;

O.     Fees for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; and

P.     Fees payable to Federal and state authorities in connection with the registration of the Fund’s shares.

Q.     Nonrecurring and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

5.     Representations.

A.     The Fund makes the following representations to the Adviser:

(1) The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

(2) The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Fund of this Agreement.

(3) The execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s Declaration of Trust, or (iii) any agreement, judgment, injunction, order decree or other instrument binding upon the Fund.

(4) This Agreement is a valid and binding agreement of the Fund, enforceable against it in accordance with the terms hereof.

B.     The Adviser makes the following representations to the Fund:

(1) The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(2) The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders, and Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(4) The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(5) This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

6.     Activities and Affiliates of the Adviser.

A.     The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser and any of its affiliates shall be free to render similar services to others. The Adviser shall use the same skill and care in the management of the Fund’s assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Fund more favorable or preferential treatment vis-a-vis its other clients.

B.     Subject to, and in accordance with, the Declaration of Fund and By-Laws of the Fund and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser or its affiliates as directors, officers, agents or stockholders of the Adviser or its affiliates; that directors, officers, agents and stockholders of the Adviser or its affiliates are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; that the Adviser or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Fund, By-Laws and the 1940 Act.

6.     Fees for Services: Compensation of Adviser and Sub-Advisers. The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Fund in accordance with the attached Exhibit A. The Adviser will compensate the Sub-Advisers as provided in the Sub-Advisory Agreement entered into with the Sub-Advisers from time to time.

7.     Liabilities of the Adviser.

A.     In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the

Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B.     No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.     Renewal and Termination.

A.     This Agreement shall continue in effect for two years from the date of this Agreement and shall continue from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

B.     This Agreement:

(a) may at any time be terminated without the payment of any penalty either by vote of the Trustees of the Fund, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser;

(b) shall immediately terminate in the event of its assignment (as that term is defined in the 1940 Act); and

(c) may be terminated by the Adviser on sixty (60) days’ written notice to the Fund.

C.     Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

9.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.     Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware, without regard to the conflict of laws provisions of that state.

11.     Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to this Agreement and its Declaration of Fund or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Fund.

12.     Entire Agreement. This Agreement contains the entire understanding and agreement of the parties.

13.     Amendment. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Fund.

14.     Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.     Force Majeure. The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

16.     Records. The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Fund by the Adviser free from any claim or retention of rights therein, provided that the Adviser may retain copies of any such records that are required by law. The Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities.

17.     Notice/Separate Funds. A copy of the Agreement and Declaration of Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant Fund. Each Fund will be regarded for all purposes hereunder as a separate party apart from each other Fund. Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to a Trust is deemed to relate solely to the particular Fund to which such transaction relates. Under no circumstances will the rights, obligations or remedies with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. The use of this single document to memorialize the separate agreement as to each Fund is understood to be for clerical convenience only and will not constitute any basis for joining the other Funds for any reason.

18.     Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

To the Sub-Adviser at:

Red Rocks Capital LLC
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: CFO

To the Trust or the Funds at:

ALPS | Red Rocks Listed Private Equity Fund
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: Secretary

with a copy to:

Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202
Attn.: Lester R. Woodward, Esq.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

ALPS ADVISORS, INC., A Colorado corporation		FINANCIAL INVESTORS TRUST, a Delaware business trust, on behalf of the ALPS | Red Rocks Listed Private Equity Fund

By:		By:
Name:	Edmund J. Burke	Name:	Edmund J. Burke
Title:	President	Title:	President

EXHIBIT A
ADVISORY FEE

For the investment advisory and management services provided to the Fund pursuant to Section 2(A) of this Agreement, the Fund will pay to the Adviser, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of 0.85% of the Fund’s average daily net assets.

The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

FINANCIAL INVESTORS TRUST
INVESTMENT ADVISORY AGREEMENT

ALPS | METIS GLOBAL MICRO CAP VALUE FUND

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this ___ day of ________, 2018, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the Fund(s) listed in Appendix A (the “Fund” or the “Funds”)).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.     Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, as amended, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.    Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.     Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust.

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4.     Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.     Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.25% of the Fund’s daily net assets during the month.

6.     Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.     Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8.     Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9.     Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10.     Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.     Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12.     Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

To the Trust or the Fund at:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203

13.     Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14.     Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS TRUST

By:		By:
Name:	Edmund J. Burke	Name:	Edmund J. Burke
Title:	President	Title:	President

Appendix A

ALPS | Metis Global Micro Cap Value Fund

FINANCIAL INVESTORS TRUST
INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this _____ day of ___________, 2018, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the Funds listed in Appendix A (each, a “Fund,” and together, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.     Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, as amended, and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.     Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser for the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.    Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4.     Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.     Compensation of the Adviser. The Adviser shall not receive a management fee from the Trust for its services under this Agreement.

6.     Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.     Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8.     Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9.     Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10.     Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.     Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12.     Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

To the Trust or the Fund at:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

13.     Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14.     Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS TRUST

By:		By:
Name:	Edmund J. Burke	Name:	Edmund J. Burke
Title:	President	Title:	President

Appendix A

RiverFront Asset Allocation Income & Growth
RiverFront Asset Allocation Moderate
RiverFront Asset Allocation Growth & Income
RiverFront Asset Allocation Growth
RiverFront Asset Allocation Aggressive

FINANCIAL INVESTORS TRUST
INVESTMENT ADVISORY AGREEMENT

ALPS | WMC RESEARCH VALUE FUND

This Investment Advisory Agreement (this “Agreement”) is made and entered into as of this _________ day of _____________, 2018, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.     Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, as amended, and in such Fund’s Prospectuses and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.     Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as the Adviser to the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.     Services provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

a.

The Adviser shall have overall supervisory responsibility for the general management and investment of the Fund’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Fund set forth in its Prospectus, and any directions which the Board may issue to the Adviser from time to time. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”): (a) act, and to the extent the Adviser takes or is required to take action on behalf of the Fund hereunder shall cause the Fund to act, in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with, among other things, whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

b.

The Adviser will (a) advise the Board which Sub-Advisers the Adviser believes are best suited to invest the assets of the Fund; (b) monitor and evaluate the investment performance of each Sub-Adviser employed by the Fund; (c) allocate and reallocate the portion of the Fund’s assets to be managed by each Sub-Adviser; (d) recommend changes of or additional Sub-Advisers when deemed appropriate by the Adviser; (e) coordinate and monitor the investment activities of the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions as described in the Fund’s Prospectus and applicable laws, including the 1940 Act and the Code; and (f) implement procedures reasonably designed to ensure that the Sub-Adviser comply with the Fund’s investment objectives, policies and restrictions. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust.

c.

The Adviser shall initially determine the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

d.

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative or upon request from the Trust or the Board, furnish the Trust from time to time with whatever information the Adviser or the Board believes is appropriate for this purpose.

e.

The Adviser will make available and provide financial, accounting and statistical information concerning the Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

f.

The Adviser will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the 1940 Act, and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board, the President or a Vice President or other officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made by the Adviser by Rule 17j-1(c)(2)(ii).

g.

The Adviser will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act). The Adviser also will provide the Fund’s Chief Compliance Officer with periodic reports regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

h.

The Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the U.S. Securities Exchange Commission all forms pursuant to Section 13F and 13G of the Securities Exchange Act of 1934, as amended, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

i.

The Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Fund will provide such documents to Adviser in a reasonable timeframe prior to the due date. In addition, the Adviser and each officer and portfolio manager thereof designated by the Fund will provide on a timely basis such certifications or sub-certifications as the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.     Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.     Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of (i) ninety-five (95) basis points of the Fund’s daily net assets during the month of $0 - $250M; (ii) eighty-five (85) basis points of the Fund’s daily net assets during the month of between $250M - $500M; and (iii) seventy-five (75) basis points of the Fund’s daily net assets during the month of above $500M. The Adviser will compensate the Sub-Advisers as provided in the Sub-Advisory Agreements entered into with the Sub-Advisers from time to time.

6.     Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.     Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8.     Representations.

a.	The Trust makes the following representations to the Adviser:

(1) The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

(2) The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

(3) The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(4) This Agreement is a valid and binding agreement of the Trust, enforceable against it in accordance with the terms hereof.

b.	The Adviser makes the following representations to the Trust:

(1) The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(2) The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholder and Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(4) The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(5) The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(6) This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

9.     Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a material breach of the Adviser of an Adviser representation or warranty made herein, willful misfeasance, bad faith or gross negligence on its part in the performance of the Adviser’s duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

10.     Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

11.     Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

12.     Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

13.     Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

To the Trust or the Fund at:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203

14.     Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law, without regard to conflicts of laws provisions of such state, in a manner not in conflict with the provisions of the 1940 Act.

15.     Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS TRUST

By:		By:
Name:	Edmund J. Burke	Name:	Edmund J. Burke
Title:	President	Title:	President

Appendix A

ALPS | WMC Research Value Fund

Appendix M

Forms of New Sub-Advisory Agreements

FINANCIAL INVESTORS TRUST
SUB-ADVISORY AGREEMENT

CLOUGH CHINA FUND

AGREEMENT, dated as of ___________, 2018 by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”), and Clough Capital Partners LP, a Delaware limited partnership (the “Sub-Adviser”), having its principal place of business at 1 Post Office Square, 40th Floor, Boston, MA 02109

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of __________, 2018 with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.     As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. The Sub-Adviser shall initially determine the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations). Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectuses and Statements of Additional Information. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser.

B.     The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.

C.     The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D.     The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Fund(s) are required by the 1940 Act to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend with the concurrence of the Sub-Adviser.

E.     The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13F and 13G of the Exchange Act, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

F.     The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies.

G.     The Sub-Adviser will make available and provide financial, accounting and statistical information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

H.     In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectuses and Statements of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I.     The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment

Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J.     The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.	COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-

Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectuses or Statements of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, jointly and severally, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser and Sub-Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or Trust in the performance of any of its duties or obligations hereunder.

D.     Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E.     No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

A.     The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.     The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.     The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.     The Investment Adviser acknowledges receipt of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E.     The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

A.     The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.     The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.     The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.     The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.     This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall permit the Investment Adviser or the Trust, their employees or their agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C.     Upon written request, the Sub-Adviser shall provide a certification to the Fund’s Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.     The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F.     This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:    Clough Capital Partners LP

One Post Office Square, 40th Floor
Boston, MA 02109

For:    ALPS Advisors, Inc.

1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

For:    Financial Investors Trust

1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		CLOUGH CAPITAL PARTNERS LP

By:		By:
Name:	Edmund J. Burke	Name:
Title:	President	Title:

FINANCIAL INVESTORS TRUST

By:
Name:	Edmund J. Burke
Title:	President

APPENDIX A
TO
SUB-ADVISORY AGREEMENT

Clough China Fund

APPENDIX B
TO
SUB-ADVISORY AGREEMENT

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 0.90% of the Fund’s daily net assets during the month.

FINANCIAL INVESTORS TRUST
SUB-ADVISORY AGREEMENT

ALPS | CORECOMMODITY MANAGEMENT COMPLETECOMMODITIES® STRATEGY FUND

AGREEMENT, dated as of __________, 2018 (the “Effective Date”) by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time to add or remove a fund, each a series of the Trust (each, a “Fund” and collectively, the “Funds”), and CoreCommodity Management, LLC, a Delaware limited liability company (the “Sub-Adviser”), having its principal place of business at The Metro Center, One Station Place, Three South, Stamford, Connecticut 06902.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and has entered into an Investment Advisory Agreement with the Trust dated __________, 2018;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of a Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of a Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund. The Investment Adviser shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.     As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectus and Statement of Additional Information. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectus and Statement of Additional Information and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser.

B.     The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable law and Fund procedures, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.

C.     The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D.     The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Fund(s) are required by the Investment

Company Act of 1940, as amended (the “1940 Act”), to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend with the concurrence of the Sub-Adviser.

E.     The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the U.S. Securities and Exchange Commission (“SEC”) all forms pursuant to Sections 13F and 13G of the Exchange Act, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

F.     The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to, voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies.

G.     The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by a Fund in the preparation of its registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

H.     In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with each Fund’s Prospectus and Statement of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will comply in all materials respects with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I.     The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or by telephone, at the mutual convenience of the Investment Adviser and the Sub-Adviser, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J.     The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer in order to satisfy the Trust’s legal and regulatory requirements.

4.	COMPENSATION OF THE SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, fraud, reckless disregard or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its members, officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made in this Agreement, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations under this Agreement, or (iii) any untrue statement of a material fact contained in a Fund’s Prospectus or Statement of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, severally and not jointly, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s, as applicable, willful misconduct, fraud, reckless disregard or gross negligence in carrying out its obligations under this Agreement.

D.     Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E.     No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents and warrants to the Trust and the Sub-Adviser that:

A.     The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.     The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.     The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.     The Investment Adviser acknowledges receipt of Part 2 of the Sub-Adviser’s Form ADV at least forty-eight (48) hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E.     The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

F.     This Agreement is a valid and binding Agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents and warrants to the Investment Adviser and the Sub-Adviser as follows:

A.     The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.     The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.     The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.     The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.     This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents and warrants to the Investment Adviser and the Trust as follows:

A.     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall permit the Investment Adviser or the Trust, their employees or their agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C.     Upon written request, the Sub-Adviser shall provide a certification to the Fund’s Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.     The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F.     This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under this Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or by the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser, the Trust and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:    Sub-Adviser:

CoreCommodity Management, LLC
The Metro Center
One Station Place, Three South
Stamford, CT 06902
Attn: Satyanarayan Chada

With a copy to:
CoreCommodity Management, LLC
The Metro Center
One Station Place, Three South
Stamford, CT 06902
Attn: General Counsel

For:    Investment Adviser:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

For:    Trust:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity with respect to a Fund, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein with respect to such Fund. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-

public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		CORECOMMODITY MANAGEMENT, LLC

By:		By:
Name:	Edmund J. Burke	Name:
Title:	President	Title:

FINANCIAL INVESTORS TRUST

By:
Name:	Edmund J. Burke
Title:	President

APPENDIX A

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

APPENDIX B

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser a portion of the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement, payable monthly and accrued daily in an amount equal to 0.75% of the Fund’s daily net assets during the month.

FINANCIAL INVESTORS TRUST
SUB-ADVISORY AGREEMENT

ALPS | KOTAK INDIA GROWTH FUND

AGREEMENT, dated as of __________, 2018 by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Kotak Mahindra Asset Management (Singapore) Ptd. Ltd. (the “Sub-Adviser”), a corporation organized under the laws of Singapore, having its principal place of business at 16 Raffles Quay, #35-02, Hong Leong Building, Singapore 048581, and the Financial Investors Trust (the “Trust”), on behalf of the ALPS | Kotak India Growth Fund (the “Fund”), a Delaware statutory trust having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (the “Advisers Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the same date of this Agreement with Financial Investors Trust (the “Trust”), an investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the 1940 Act, and the Fund is a separate series of shares of the Trust (other series of shares of the Trust are referred to herein as “funds”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Fund in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Board of Trustees of the Trust (the “Board of Trustees”), to select sub-advisers for the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and the Fund pursuant to and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as the sub-adviser for the Fund in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts the appointment made in Section 1 and agrees to render the services herein set forth for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on written instructions of the Sub-Adviser., and then only if and to the extent provided in Section 5 hereof. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. The Investment Adviser and the Fund shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.     As sub-adviser to the Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, and shall have discretion in purchasing and in selling securities and other assets for the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectus and Statement of Additional Information (“SAI”) and subject to the direction, supervision and control of the Investment Adviser and the Board of Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectus and SAI. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectus and SAI and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser and agreed upon.

B.     The Sub-Adviser is authorized, in its discretion, to place orders for the purchase and sale of securities with or through such brokers, dealers or banks as the Sub-Adviser may select and to open, maintain and close accounts in the name and on behalf of the Trust and the Fund or any of its subsidiaries with such brokers, dealers and banks, and may also place orders directly with an issuer. The Sub-Adviser will seek to obtain best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. Consistent with this principle, the Sub-Adviser may place orders with brokers and dealers (including affiliates of the Adviser or the Sub-Adviser, subject to compliance with the Trust’s Rule 17e-1 policies and procedures) that provide the Sub-Adviser with “research services” as such term is used in Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”). Such research services received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder or the compensation to be received by the

Sub-Adviser hereunder. Subject to any Fund procedures that are communicated to the Sub-Adviser in writing and applicable law, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser and its affiliates as to which the Sub-Adviser and its affiliates exercise investment discretion. The Sub-Adviser may (but is not required to) aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.

C.     The Investment Adviser understands and agrees that the Sub-Adviser and its affiliates perform investment management services for various clients, some of which have investment strategies similar to the Fund, and may take action with respect to any of its or their other clients which may differ from, or be substantially similar to, action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it or its affiliates may effect transactions with respect to securities for its or their own account or for the accounts of others which the Sub-Adviser or an affiliate manages which are identical or similar to securities with respect to which the Sub-Adviser may effect transactions for the Fund at the same or similar times.

D.     The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Fund is required by the 1940 Act to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Board of Trustees for adoption by the Fund, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend with the concurrence of the Sub-Adviser.

E.     The Sub-Adviser will maintain and preserve all accounts, books and records with respect to its services hereunder on behalf of the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and shall file with the U.S. Securities and Exchange Commission (“SEC”) all forms it is required to file pursuant to Section 13(f) and 13(g) of the 1934 Act, with respect to its duties as are set forth herein. The records maintained by the Sub-Adviser hereunder on behalf of the Fund and relating to the services provided under this Agreement shall be the property of the Fund.

F.     The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all rights of security holders with respect to securities held by the Fund, including, but not limited to, voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. as approved by the Fund and filing class action claims with respect to securities held by the Fund.

G.     The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by the Fund in the preparation of its registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

H.     In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectus and SAI and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will comply in all materials respects with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I.     The Sub-Adviser at its expense will make available to the Board of Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or by telephone, at the mutual convenience of the Investment Adviser and the Sub-Adviser, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Board of Trustees of the Fund and Investment Adviser regarding the Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust in matters relating to the Sub-Adviser’s services on behalf of the Fund.

J.     The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide any comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer in order to satisfy the Trust’s legal and regulatory requirements.

4.	COMPENSATION OF SUB-ADVISER; EXPENSES

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix A. In the event that this Agreement is terminated pursuant to Section 11, the Investment Adviser and the Sub-Adviser agree that all fees not previously paid shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to the Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date.

During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with the performance of its duties hereunder. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A.     Notwithstanding anything to the contrary contained in this Agreement, except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties under this Agreement, neither the Sub-Adviser nor any of its shareholders, partners, officers, directors, trustees, employees, agents, consultants or affiliates (its “Affiliates”) shall be liable for any error of judgment or mistake of law or for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust or its or their shareholders, partners, officers, directors, trustees, employees or agents, for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to the Fund.

B.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to the extent due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, advertisements or sales literature, if such statement was made in reasonable reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, severally and not jointly, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s, as applicable, willful misconduct, fraud, reckless disregard or gross negligence in carrying out its obligations under this Agreement.

D.    Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable (including for indemnification obligations) for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E.     No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents and warrants to the Trust and the Sub-Adviser as follows:

A.     The Investment Adviser has been duly authorized by the Board of Trustees and the Trust’s Trust Instrument and other governing documents to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B.     The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.     The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law, regulation or order from retaining the Sub-Adviser to serve as sub-adviser to the Fund or from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.     The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of the Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

E.     This Agreement is a valid and binding Agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents and warrants to the Investment Adviser and the Sub-Adviser as follows:

A.     The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.     The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.     The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument or other governing documents, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.     The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.     This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents and warrants to the Investment Adviser and the Trust as follows:

A.     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall permit the Investment Adviser or the Trust, their employees or their agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C.     Upon written request, the Sub-Adviser shall provide a certification to the Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.     The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to the Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with the Fund, concerning transactions for the Fund in securities or other assets. The Sub-Adviser may utilize Rule 17a-7 as long as it complies with the Trust’s Rule 17a-7 policies and procedures.

F.     This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, employees and affiliates of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person, including its affiliates, it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under this Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board of Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of a majority of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated by the Trust on behalf of the Fund at any time, without the payment of any penalty, by a vote of the majority of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. This Agreement may be terminated by the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser. In addition, this Agreement may be terminated with respect to the Fund by the Sub-Adviser upon sixty (60) days’ prior written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act). This Agreement will automatically terminate in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. Upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice, this Agreement will terminate at the end of such thirty (30) day period.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to the Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Board of Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other fund affected by the amendment or all the funds of the Trust. Additional funds may be added to this Agreement by written agreement of the Investment Adviser, the Trust and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:    Sub-Adviser:

Kotak Mahindra Asset Management (Singapore) Pte. Ltd.
16 Raffles Quay, #35-02
Hong Leong Building
Singapore 048581
Attn:

For:    Investment Adviser:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

For:   Trust:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17, 20 and 21 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information (as that term is defined below) of the other and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure. Further, the parties are authorized to disclose Confidential Information if required by law or regulatory authorities having jurisdiction. The disclosing party shall, if permitted by applicable law, notify the other party of such disclosure as soon as reasonably practicable.

21.	USE OF NAMES; CONSENT TO REFERENCE

It is expressly understood and agreed that the names “Kotak,” “Kotak Mahindra,” “Kotak Mahindra (UK) Limited” or any derivation thereof, or any logo associated with those names, are the valuable property of the Sub-Adviser’s parent company, namely Kotak Mahindra Bank Limited, and that the Fund and the Investment Adviser shall not have the right to use such names (or derivations thereof or associated logos) except as may be permitted in writing by Kotak Mahindra Bank Limited.

22.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		KOTAK MAHINDRA ASSET MANAGEMENT (SINGAPORE) PTE. LTD.

By:		By:
Name:	Edmund J. Burke	Name:
Title:	President	Title:

FINANCIAL INVESTORS TRUST

By:
Name:	Edmund J. Burke
Title:	President

APPENDIX A

In consideration for the services to be performed under this Agreement, the Investment Adviser will pay the Sub-Adviser a portion of the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement dated the same date as this Agreement an annual management fee payable monthly and accrued daily in an amount equal to (i) 1.15% on the first $50 million of average daily net assets and (ii) 1.05% on assets over $50 million of the Fund’s average daily net assets during the month. Such fee will be due and payable by the Investment Adviser in arrears within ten business days after the end of each month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

INVESTMENT SUBADVISORY AGREEMENT

This Investment Subadvisory Agreement (the “Agreement”) is made as of this _______, 2018 by and among ALPS Advisors, Inc. (the “Adviser”), Red Rocks Capital LLC (the “Sub-Adviser”), and Financial Investors Trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement dated as of November 1, 2011, between the Adviser and the Trust, the Adviser acts as investment adviser for the portfolios listed on Appendix A attached hereto (each a “Fund”, and collectively, the “Funds”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of all or a portion of the assets of the Funds, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. (a) Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall create an investment program for the Fund in accordance with the Fund’s investment objectives, policies and restrictions (the “Investment Strategy”) as stated in such Fund’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information (“SAI”) as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Sub-Adviser shall implement the Fund’s Investment Strategy, adhering to the specific investment style mandated by the Fund’s Prospectus and SAI.

(ii) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(iii) The Sub-Adviser at its expense will make available to the Trustees of the Funds and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(iv) The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser and the Trust any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that the Sub-Adviser is or should be aware of or any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Funds, as well as any change in portfolio manager(s) of the Funds.

(v) The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A--1 under the Investment Advisers Act of 1940, as amended, and has provided the Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser or the Fund, but in any event no less frequently than quarterly, the Sub-Adviser will supply the Adviser and the Fund with a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(vi) The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. Adviser will provide such documents to Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(vii) (A) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(B) The Sub-Adviser shall keep each Fund’s books and records required to be maintained by subparagraphs (b)(10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall (i) render to the Trust’s Board of Trustees such periodic and special reports as the Trust may reasonably request, and (ii) timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

(C) The Sub-Adviser shall be responsible for voting the proxies related to the Funds, provided however, the Advisor will work with the Sub-Adviser to coordinate the applicable filings related thereto.

(viii) Sub-Adviser will not be responsible for regulatory filings (except (i) as set forth below for review and comment, or (ii) with respect to proxy voting set forth above) or FINCEN reporting.

2. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3. Sub-Adviser Representations

(a)	The Sub-Adviser makes the following representations to the Adviser:

(b)	The Sub-Adviser is a Colorado limited liability corporation duly registered as an investment adviser under the Advisers Act.

(c)

The Sub-Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(d)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders, Board of Directors, or other applicable governing body and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

(e)

The execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s certificate of incorporation or by-laws, or other applicable organizational documents, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser.

(f)	This Agreement is a valid and binding agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

4. Adviser Representations

(a)	The Adviser makes the following representations to the Sub-Adviser:

(b)	The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(c)	The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(d)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders, Board of Directors, or other applicable governing body and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

(e)

The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or other applicable organizational documents, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(f)	This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

5. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)	Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b)

Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to each Fund and shares of the Fund’s beneficial shares, and all amendments thereto; and

(c)	Prospectus(es) of each Fund.

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for each Fund, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee at an annual rate of the Fund’s average daily net assets, as set forth in the attached Fee Schedule. The fee will be paid to the Sub-Adviser from the Adviser’s advisory fee from each Fund. This fee will be computed daily and paid to the Sub-Adviser monthly.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Funds or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (c) by the Adviser or Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. This Agreement shall terminate automatically in the event of its assignment. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. The Sub-Advisor retains the right to use the name “Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Advisor is or may become associated. The Sub-Advisor hereby grants to the Trust the right and license to use the name “Listed Private Equity”, which right and license shall automatically terminate ninety (90) days after termination of this Agreement.

9. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the applicable Fund or Funds.

11. This Agreement shall be governed by the laws of the state of Delaware without regard to the conflicts of laws provisions of that state; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. Notice/Separate Funds. A copy of the Agreement and Declaration of Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant Fund. Each Fund will be regarded for all purposes hereunder as a separate party apart from each other Fund. Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to a Trust is deemed to relate solely to the particular Fund to which such transaction relates. Under no circumstances will the rights, obligations or remedies with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. The use of this single document to memorialize the separate agreement as to each Fund is understood to be for clerical convenience only and will not constitute any basis for joining the other Funds for any reason.

15. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

To the Sub-Adviser at:

Red Rocks Capital LLC
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: CFO

To the Trust or the Funds at:

ALPS | Red Rocks Listed Private Equity Fund
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: Secretary

with a copy to:

Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202
Attn.: Peter H. Schwartz, Esq.

16. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS TRUST, a Delaware business trust, on behalf of the ALPS | Red Rocks Listed Private Equity Fund

By:		By:
Name:	Edmund J. Burke	Name:
Title:	President	Title:

RED ROCKS CAPITAL, LLC, A Colorado limited liability company

By:
Name:	Edmund J. Burke
Title:	President

FEE SCHEDULE

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Adviser an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of two-thirds (“2/3” or “66.6%”) of the management fee paid by the Fund to the Adviser of each Fund’s daily net assets during the month.

Appendix A

ALPS | Red Rocks Listed Private Equity Fund

FINANCIAL INVESTORS TRUST
SUB-ADVISORY AGREEMENT

ALPS | METIS GLOBAL MICRO CAP VALUE FUND

AGREEMENT, dated as of __________, 2018 by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”), and Metis Global Partners, LLC, a Delaware limited liability company (the “Sub-Adviser”), having its principal place of business at 11988 El Camino Real, San Diego, California 92130.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of __________, 2018 with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to some or all of the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and some or all of the assets of each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for all or a portion of each Fund, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.     As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund allocated to it hereunder and determine the composition of such assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectuses and Statements of Additional Information (“SAI”). The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser. The Investment Adviser undertakes to highlight changes to the Fund’s investment objective, policies or restrictions in any supplements, revisions or updated prospectus or SAI to facilitate compliance with such policies.

B.     The Sub-Adviser may either (i) recommend the allocation of Fund assets to the Investment Adviser for execution of trades, or (ii) subject to the supervision of the Investment Adviser, place orders for the purchase and sale of securities for the Fund itself. In the event the Sub-Adviser places orders for the purchase and sale of Fund securities itself, it is hereby authorized hereunder to place such orders with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other funds managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund in accordance with the Sub-Adviser’s policies and procedures. A copy of these policies and procedures has been provided to the Investment Adviser.

C.     The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D.     The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. Only to the extent that the Fund(s) are required by the 1940 Act to adopt or ratify the Sub-Adviser’s specific policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption or ratification by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend subject to the concurrence of the Sub-Adviser.

E.     The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the assets of the Fund allocated to it as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13D, 13F and 13G of the Exchange Act solely on its own behalf (and those filings remain the property of the Sub-Adviser), with respect to its investments or holdings. The Fund or Adviser may have its own filing obligation with respect to Forms 13D, 13F, or 13G under the Exchange Act. The records relating to the services provided under this Agreement shall be the property of the Fund. The Fund, Sub-Adviser or Adviser shall have the right to copies of such records if required under applicable law.

F.     The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all investment rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser will not compile or file claims or take any related actions on behalf of the Fund or Investment Adviser in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Fund. However, Sub-Adviser shall provide factual information in its possession as the Fund or Investment Adviser may reasonably request.

G.     The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents, or of other materials necessary or helpful for the distribution of the Fund’s shares, subject to the express use of name approval rights of the Sub-Adviser pursuant to Section 14 of this Agreement. Subject to paragraph 5 of this Agreement, the Fund, Trust, Adviser or principal underwriter shall be solely responsible for the compliance of promotional materials with applicable laws and rules, including those of any applicable self-regulatory organization.

H.     In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectuses and Statements of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I.     The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with the commercially reasonable requests of counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J.     The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.	COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the

Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Sub-Adviser shall indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Sub-Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or Trust in the performance of any of its duties or obligations hereunder.

C.     Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

D.     No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

A.     The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.     The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.     The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.     The Investment Adviser acknowledges receipt of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E.     The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

A.     The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.     The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.     The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.     The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.     This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall provide reasonable periodic certifications regarding compliance with its Code, and annually will provide copies of internal or external assessments that include descriptions of testing of, and Sub-adviser’s compliance with its, Code of Ethics, including the Sub-Adviser’s Chief Compliance Officer’s (“CCO”) annual report required under the Advisers Act.

C.     Upon written request, the Sub-Adviser shall provide a certification to the Fund to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.     The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F.     This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. In particular, the Sub-Adviser may engage investment personnel associated with its control affiliates to assist it with providing its services under this Agreement, provided that Sub-Adviser will remain liable to the Trust at all times for the performance of its obligations under the Agreement, will remain responsible for the acts and omissions of such control affiliates and will provide prior notice of use of any investment personnel. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	USE OF SUB-ADVISER’S NAME

In connection with the promotion and provision of information about the Fund or Trust, Sub-Adviser shall provide to the Trust or Investment Adviser upon reasonable request information relating to Sub-Adviser and its services to the Fund for inclusion in any promotional or disclosure materials. The Trust and Investment Adviser will not use Sub-Adviser’s name or make any statements relating to Sub-Adviser or its affiliates in any such promotional or disclosure materials until Sub-Adviser has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Prior approval is not necessary for materials that merely list the Sub-Adviser as the sub-adviser to the Fund. The Trust and Investment Adviser may not use the logo of Sub-Adviser or any affiliate in any promotional materials without the prior approval of Sub-Adviser, which Sub-Adviser may grant or withhold in its sole discretion.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:    Metis Global Partners, LLC

11988 El Camino Real
San Diego, California 92130
Attention: ___________

For:    ALPS Advisors, Inc.

1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

For:    Financial Investors Trust

1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		METIS GLOBAL PARTNERS, LLC

By:		By:
Name:	Edmund J. Burke	Name:
Title:	President	Title:

FINANCIAL INVESTORS TRUST

By:
Name:	Edmund J. Burke
Title:	President

APPENDIX A
TO
SUB-ADVISORY AGREEMENT

ALPS | Metis Global Micro Cap Fund

APPENDIX B
TO
SUB-ADVISORY AGREEMENT

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.00%.

FINANCIAL INVESTORS TRUST
SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of ___________, 2018 (the “Effective Date”) by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund”) and collectively, the “Funds”), and RiverFront Investment Group, LLC, a Delaware limited liability company (the “Sub-Adviser”), having its principal place of business at 1214 East Cary Street, Richmond, Virginia 23219.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and has entered into an Investment Advisory Agreement dated the Effective Date with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain Sub-Adviser to render investment advisory and other services to the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of a Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of a Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund. The Investment Adviser shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.     As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, a Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. The Sub-Adviser shall initially determine the identity and number of securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations). Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectus and Statement of Additional Information. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectus and Statement of Additional Information and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser.

B.     The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Board, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.

C.     The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D.     The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. To the extent the Fund(s) are required by the 1940 Act to adopt any such policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend with the concurrence of the Sub-Adviser.

E.     The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the U.S. Securities and Exchange Commission (“SEC”) all forms pursuant to Sections 13F and 13G of the Exchange Act, with respect to its duties as are set forth herein. The records relating to the services provided under this Agreement shall be the property of the Fund.

F.     The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies.

G.     The Sub-Adviser will make available and provide financial, accounting and statistical information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

H.     In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectuses and Statements of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I.     The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J.     The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.	COMPENSATION OF THE SUB-ADVISER

The Sub-Adviser will not receive any compensation from the Investment Adviser for providing services in accordance with this Agreement.

5.	LIABILITY AND INDEMNIFICATION

A.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, fraud, reckless disregard or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made in this Agreement, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations under this Agreement, or (iii) any untrue statement of a material fact contained in the Fund’s Prospectus or Statement of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, jointly and severally, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser and Sub-Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or Trust in the performance of any of its duties or obligations hereunder.

D.     Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E.     No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents and warrants to the Trust and the Sub-Adviser that:

A.     The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.     The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.     The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.    The Investment Adviser acknowledges receipt of Part II of the Sub-Adviser’s Form ADV at least forty-eight (48) hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E.     The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

F.     This Agreement is a valid and binding Agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees to the Investment Adviser and the Sub-Adviser as follows:

A.     The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.     The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.     The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.     The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.     This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents and warrants to the Investment Adviser and the Trust as follows:

A.     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall permit the Investment Adviser or the Trust, their employees or their agents to examine the reports required to be made by the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

C.     Upon written request, the Sub-Adviser shall provide a certification to the Fund’s Chief Compliance Officer (“CCO”) to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.     The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F.     This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under this Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser, the Trust and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:    Sub-Adviser:

RiverFront Investment Group, LLC
214 East Cary Street
Richmond, VA 23219
Attn: Peter J. Quinn, Jr.

For:    Investment Adviser:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: General Counsel

For:    Trust:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		RIVERFRONT INVESTMENT GROUP, LLC

By:		By:
Name:	Edmund J. Burke	Name:
Title:	President	Title:

FINANCIAL INVESTORS TRUST

By:
Name:	Edmund J. Burke
Title:	President

APPENDIX A

RiverFront Asset Allocation Income & Growth
RiverFront Asset Allocation Moderate
RiverFront Asset Allocation Growth & Income
RiverFront Asset Allocation Growth
RiverFront Asset Allocation Aggressive

FINANCIAL INVESTORS TRUST
SUB-ADVISORY AGREEMENT

ALPS | WMC RESEARCH VALUE FUND

AGREEMENT, dated as of ____________, 2018 by and among ALPS Advisors, Inc. (the “Investment Adviser”), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Financial Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”), and Wellington Management Company, LLP, a Delaware limited liability partnership (the “Sub-Adviser”), having its principal place of business at 280 Congress Street, Boston, Massachusetts 02210.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of _____________, 2018 with the Trust;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees of the Trust (the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.     As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust. Prior to the commencement of the Sub-Adviser’s services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund’s Prospectuses and Statements of Additional Information (“SAI”). The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund’s Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser. The Investment Adviser undertakes to highlight changes to the Fund’s investment objective, policies or restrictions in any supplements, revisions or updated prospectus or SAI to facilitate compliance with such policies.

B.     The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), review by the Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund in accordance with the Sub-Adviser’s policies and procedures. A copy of these policies and procedures has been provided to the Investment Adviser.

C.     The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.

D.     The Sub-Adviser will provide the Investment Adviser with copies of the Sub-Adviser’s current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. Only to the extent that the Fund(s) are required by the 1940 Act to adopt or ratify the Sub-Adviser’s specific policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust’s Board of Trustees for adoption or ratification by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend subject to the concurrence of the Sub-Adviser.

E.     The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13D, 13F and 13G of the Exchange Act solely on its own behalf (and those filings remain the property of the Sub-Adviser), with respect to its investments or holdings. The Fund or Adviser may have its own filing obligation with respect to Forms 13D, 13F, or 13G under the Exchange Act. The records relating to the services provided under this Agreement shall be the property of the Fund. The Fund, Sub-Adviser or Adviser shall have the right to copies of such records if required under applicable law.

F.     The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all investment rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser’s then-current proxy voting policies. Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser will not compile or file claims or take any related actions on behalf of the Fund or Investment Adviser in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Fund. However, Sub-Adviser shall provide factual information in its possession as the Fund or Investment Adviser may reasonably request.

G.     The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents, or of other materials necessary or helpful for the distribution of the Fund’s shares, subject to the express use of name approval rights of the Sub-Adviser pursuant to Section 14 of this Agreement. Subject to paragraph 5 of this Agreement, the Fund, Trust, Adviser or principal underwriter shall be solely responsible for the compliance of promotional materials with applicable laws and rules, including those of any applicable self-regulatory organization.

H.     In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Prospectuses and Statements of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

I.     The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with the commercially reasonable requests of counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J.     The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

4.	COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

5.	LIABILITY AND INDEMNIFICATION

A.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectuses or Statements of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C.     Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser and the Sub-Adviser shall each, jointly and severally, indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, “Fund Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Investment Adviser’s or the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Investment Adviser and Sub-Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or Trust in the performance of any of its duties or obligations hereunder.

D.     Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

E.     No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

6.	REPRESENTATIONS OF THE INVESTMENT ADVISER

The Investment Adviser represents, warrants and agrees that:

A.     The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.     The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.     The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.     The Investment Adviser acknowledges receipt of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.

E.     The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

7.	REPRESENTATIONS OF THE TRUST

The Trust represents, warrants and agrees as follows:

A.     The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.     The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.     The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.     The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.     This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub-Adviser shall provide reasonable periodic certifications regarding compliance with its Code, and annually will provide copies of internal or external assessments that include descriptions of testing of, and Sub-adviser’s compliance with its, Code of Ethics, including the Sub-Adviser’s Chief Compliance Officer’s (“CCO”) annual report required under the Advisers Act.

C.     Upon written request, the Sub-Adviser shall provide a certification to the Fund to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.     The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub-advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F.     This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. In particular, the Sub-Adviser may engage investment personnel associated with its control affiliates to assist it with providing its services under this Agreement, provided that Sub-Adviser will remain liable to the Trust at all times for the performance of its obligations under the Agreement, will remain responsible for the acts and omissions of such control affiliates and will provide prior notice of use of any investment personnel. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	TERMINATION OF AGREEMENT

This Agreement shall remain in force for an initial term of two (2) years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the

Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or the Investment Adviser on sixty (60) days’ prior written notice to the Sub-Adviser, and the Investment Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13.	ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14.	USE OF SUB-ADVISER’S NAME

In connection with the promotion and provision of information about the Fund or Trust, Sub-Adviser shall provide to the Trust or Investment Adviser upon reasonable request information relating to Wellington Management and its services to the Fund for inclusion in any promotional or disclosure materials. The Trust and Investment

Manager will not use Sub Adviser’s name or make any statements relating to Sub-Adviser or its affiliates in any such promotional or disclosure materials until Sub-Adviser has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Prior approval is not necessary for materials that merely list the Sub-Adviser as the sub-adviser to the Fund. The Trust and Investment Adviser may not use the logo of Sub-Adviser or any affiliate in any promotional materials without the prior approval of Sub-Adviser, which Sub-Adviser may grant or withhold in its sole discretion.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:    Wellington Management Company, LLP

280 Congress Street
Boston, MA 02210
Attn: Legal and Compliance Fax Number: (617) 790-7760

For:    ALPS Advisors, Inc.

1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

For:    Financial Investors Trust

1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

17.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 20 shall survive the termination of this Agreement.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

21.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS ADVISORS, INC.		WELLINGTON MANAGEMENT COMPANY, LLP

By:		By:
Name:	Edmund J. Burke	Name:
Title:	President	Title:

FINANCIAL INVESTORS TRUST

By:
Name:	Edmund J. Burke
Title:	President

APPENDIX A
TO
SUB-ADVISORY AGREEMENT

ALPS | WMC Research Value Fund

APPENDIX B
TO
SUB-ADVISORY AGREEMENT

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250M; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250M - $500M; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500M and above.

FINANCIAL INVESTORS TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Karen S. Gilomen, Sareena Khwaja-Dixon, Jennifer Craig and Sharon Akselrod, and each of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of ALPS Advisors, Inc. ("ALPS Advisors"), 1290 Broadway, Suite 1100, Denver, CO 80203 on Thursday, May 31, 2018 at 10:00 a.m. Mountain Time, and at any adjournment(s) thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on May 31, 2018.
The Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/alps-29768

FIT_29768_040518

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this proxy card and return it in the postage-paid envelope.

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1290 Broadway, Suite1100,
Denver, CO 80203
on May 31, 2018

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01. CompleteCommodities Strategy Fund	☐	☐	☐	02. ALPS/Kotak India Growth Fund	☐	☐	☐
03. ALPS/Metis Global Micro Cap Value Fund	☐	☐	☐	04. ALPS/Red Rocks Listed Private Equity Fund	☐	☐	☐
05. ALPS/WMC Research Value Fund	☐	☐	☐	06. Clough China Fund	☐	☐	☐
07. RiverFront Asset Allocation Income & Growth	☐	☐	☐	08. RiverFront Asset Allocation Growth & Income	☐	☐	☐
09. RiverFront Asset Allocation Growth	☐	☐	☐	10. RiverFront Asset Allocation Aggressive	☐	☐	☐
11. RiverFront Asset Allocation Moderate	☐	☐	☐				

2a. Clough Capital Partners LP.

	FOR	AGAINST	ABSTAIN
Clough China Fund	☐	☐	☐

2b. CoreCommodity Management, LLC

	FOR	AGAINST	ABSTAIN
CompleteCommodities Strategy Fund	☐	☐	☐

2c. Kotak Mahindra Asset Management (Singapore) Pte. Ltd

	FOR	AGAINST	ABSTAIN
ALPS/Kotak India Growth Fund	☐	☐	☐

2d. Metis Global Partners, LLC

	FOR	AGAINST	ABSTAIN
ALPS/Metis Global Micro Cap Value Fund	☐	☐	☐

2e. Red Rocks Capital LLC

	FOR	AGAINST	ABSTAIN
ALPS/Red Rocks Listed Private Equity Fund	☐	☐	☐

2f. RiverFront Investment Group, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01. RiverFront Asset Allocation Income & Growth	☐	☐	☐	02. RiverFront Asset Allocation Growth & Income	☐	☐	☐
03. RiverFront Asset Allocation Growth	☐	☐	☐	04. RiverFront Asset Allocation Aggressive	☐	☐	☐
05. RiverFront Asset Allocation Moderate	☐	☐	☐				

2g. Wellington Management Company LLP

	FOR	AGAINST	ABSTAIN
ALPS/WMC Research Value Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01. CompleteCommodities Strategy Fund	☐	☐	☐	02. ALPS/Kotak India Growth Fund	☐	☐	☐
03. ALPS/Metis Global Micro Cap Value Fund	☐	☐	☐	04. ALPS/Red Rocks Listed Private Equity Fund	☐	☐	☐
05. ALPS/WMC Research Value Fund	☐	☐	☐	06. Clough China Fund	☐	☐	☐
07. RiverFront Asset Allocation Income & Growth	☐	☐	☐	08. RiverFront Asset Allocation Growth & Income	☐	☐	☐
09. RiverFront Asset Allocation Growth	☐	☐	☐	10. RiverFront Asset Allocation Aggressive	☐	☐	☐
11. RiverFront Asset Allocation Moderate	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

6089999001099999999

XXXXXXXXXXXXXX FIT 29768 M XXXXXXX